Exhibit 10.87

CENTRE POINT FUNDING, LLC,

as Issuer

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

AS TRUSTEE, SERIES 2010-1 AGENT AND SECURITIES INTERMEDIARY

SERIES 2010-1 SUPPLEMENT

dated as of March 9, 2010

to

AMENDED AND RESTATED BASE INDENTURE

dated as of March 9, 2010

Series 2010-1 5.43% Rental Truck Asset Backed Notes

TABLE OF CONTENTS

		Page

ARTICLE I DESIGNATION		1

Section 1.1	Designation	1

ARTICLE II DEFINITIONS AND CONSTRUCTION		2

ARTICLE III SECURITY		17

Section 3.1	Grant of Security Interest	17

ARTICLE IV SERIES 2010-1 ALLOCATIONS		19

Section 4.1	Establishment of Group II Collection Account, Series 2010-1 Collection Account, Series 2010-1 Principal Subaccount and Series 2010-1 Accrued Interest Account	19
Section 4.2	Allocations with Respect to the Series 2010-1 Notes	19
Section 4.3	Payments to Noteholders	22
Section 4.4	Payment of Note Interest	24
Section 4.5	Payment of Note Principal	24
Section 4.6	Administrator’s Failure to Instruct the Trustee to Make a Deposit or Payment	28
Section 4.7	Series 2010-1 Reserve Account	28
Section 4.8	Series 2010-1 Letters of Credit and Series 2010-1 Cash Collateral Account	31
Section 4.9	Series 2010-1 Distribution Account	36
Section 4.10	Series 2010-1 Accounts Permitted Investments	38
Section 4.11	Series 2010-1 Demand Notes Constitute Additional Collateral for Series 2010-1 Notes	38

ARTICLE V AMORTIZATION EVENTS		38

ARTICLE VI FORM OF SERIES 2010-1 NOTES		40

Section 6.1	Restricted Global Series 2010-1 Notes	40
Section 6.2	Regulation S Global Series 2010-1 Notes	40
Section 6.3	Denomination	41

ARTICLE VII GENERAL		41

Section 7.1	Optional Repurchase and Optional Prepayment	41
Section 7.2	Information	41

i

Section 7.3	Exhibits	41
Section 7.4	Ratification of Base Indenture	41
Section 7.5	Counterparts	42
Section 7.6	Governing Law	42
Section 7.7	Amendments	42
Section 7.8	Discharge of Indenture	42
Section 7.9	Series 2010-1 Demand Notes	42
Section 7.10	Termination of Series Supplement	43
Section 7.11	Other Series	43
Section 7.12	Collateral Representations and Warranties of CPF	43
Section 7.13	No Waiver; Cumulative Remedies	43
Section 7.14	Notices	44
Section 7.15	Opinions of Counsel	44
Section 7.16	Collateral Covenants of the Trustee	44
Section 7.17	Monthly Noteholders’ Statement	44
Section 7.18	Indemnification by CPF	44

EXHIBITS

Exhibit A:	Form of Series 2010-1 Note
Exhibit B:	Form of Lease Payment Deficit Notice
Exhibit C:	Form of Demand Notice
Exhibit D:	Form of Series 2010-1 Demand Note
Exhibit E:	Form of Series 2010-1 Letter of Credit
Exhibit F:	Form of Monthly Noteholders’ Statement

ii

SERIES 2010-1 SUPPLEMENT, dated as of March 9, 2010 (this “Series Supplement”), among CENTRE POINT FUNDING, LLC (f/k/a BUDGET TRUCK FUNDING, LLC), a special purpose limited liability company established under the laws of Delaware (“CPF”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association, as trustee (together with its successors in trust thereunder as provided in the Base Indenture, the “Trustee”), as agent for the benefit of the Series 2010-1 Noteholders (the “Series 2010-1 Agent”) and in its capacity as “securities intermediary” (as defined in Section 8-102 of the New York UCC) and a “bank” (as defined in Section 9-102 of the New York UCC) (in such capacities, the “Securities Intermediary”), to the Amended and Restated Base Indenture, dated as of March 9, 2010, between CPF and the Trustee.

PRELIMINARY STATEMENT

WHEREAS, Sections 2.2 and 12.1 of the Base Indenture provide, among other things, that CPF and the Trustee may at any time and from time to time enter into a supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes;

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I

DESIGNATION

Section 1.1 Designation.

(a) There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Series Supplement and such Series of Notes shall be designated generally as the Series 2010-1 5.43% Rental Truck Asset Backed Notes.

(b) The proceeds from the sale of the Series 2010-1 Notes shall be deposited into the Collection Account, for further credit to the Group II Collection Account and shall be paid to CPF and used to refinance certain of the indebtedness with respect to, and to pay a portion of the purchase price of other, Group II CPF Trucks.

(c) The Series 2010-1 Notes will have collateral that is segregated as Group II Collateral by the Administrator and the Trustee and solely for the benefit of the Series 2010-1 Noteholders and any other future Series of Notes that is designated in the Series Supplement for such future Series of Notes as sharing in such Group II Collateral (all as more fully described in the Base Indenture). The Series 2010-1 Notes are hereby designated as a “Group II Series of Notes”. Unless the context otherwise requires, all references in this Series Supplement to “all” Series of Notes (and all references in this Series Supplement to terms defined in the Base Indenture that contain references to “all” Series of Notes) shall refer to all Group II Series of Notes.

(d) If, notwithstanding the foregoing provisions of this Section 1.1, the Series 2010-1 Notes are determined by any court to be secured by collateral, other than the Group II

Collateral, the Collateral and any other collateral designated as security for the Series 2010-1 Notes (and, as applicable, any other Group II Series of Notes) under the Base Indenture, this Series Supplement, any other supplement to the Base Indenture relating to the issuance of any other Group II Series of Notes, any other Series 2010-1 Related Document or any other Applicable Related Document for any other Group II Series of Notes (such collateral other than as specified, the “Non-Group II Collateral”), then the interest of the Series 2010-1 Noteholders in such Non-Group II Collateral shall be subordinate in all respects to the interests of the Noteholders of the Series of Notes to which such Non-Group II Collateral was pledged by the terms of the Base Indenture or any other Applicable Related Document for such Series of Notes. The following shall govern the interpretation and construction of the provisions of this Series Supplement: (i) this Section 1.1(d) is intended to constitute a subordination agreement under New York law and for purposes of Section 510(a) of the Bankruptcy Code, (ii) the subordination provided for in this Section 1.1(d) is intended to and shall be deemed to constitute a “complete subordination” under New York law, and, as such, shall be applicable whether or not CPF or any Series 2010-1 Noteholder is a debtor in a case (a “bankruptcy case”) under the Bankruptcy Code (or any amended or successor version thereof), (iii) (A) any reference to the Series 2010-1 Notes shall include all obligations of CPF now or hereafter existing under each of such Series 2010-1 Notes, whether for principal, interest, fees, expenses or otherwise, and (B) without limiting the generality of the foregoing, “interest” owing on the Series 2010-1 Notes shall expressly include any and all interest accruing after the commencement of any bankruptcy case or other insolvency proceeding where CPF is the debtor, notwithstanding any provision or rule of law (including, without limitation, 11 U.S.C. §§ 502, 506(b) (1994) (or any amended or successor version thereof)) that might restrict the rights of any holder of an interest in the Series 2010-1 Notes, as against CPF or any one else, to collect such interest, (iv) “payments” prohibited under the subordination provisions of this Section 1.1(d) shall include any distributions of any type, whether cash, other debt instruments, or any equity instruments, regardless of the source thereof, and (v) the holder of any interest in the Series 2010-1 Notes retains such holder’s right, under 11 U.S.C. § 1126 (1994) (or any amended or successor version thereof), to vote to accept or reject any plan of reorganization proposed for CPF in any subsequent bankruptcy of CPF; provided, that, regardless of any such vote or of the exercise of any other rights such holder (or its agents) may have under the Bankruptcy Code, and without limiting the generality of the other clauses of this Section 1.1 (d), any distributions that such holder is to receive on account of such holder’s interest in the Series 2010-1 Notes under any such plan of reorganization, from CPF, from any collateral, from any guarantor, or from any other source shall be subordinated in right of payment as set forth herein and in the Base Indenture and shall instead be distributed in the order of priority set forth herein and in the Base Indenture.

ARTICLE II

DEFINITIONS AND CONSTRUCTION

(a) All capitalized terms not otherwise defined herein are defined in the Definitions List attached to the Base Indenture as Schedule I thereto. All capitalized terms defined in this Series Supplement that are also defined in such Definitions List shall, unless the context otherwise requires, have the meanings set forth in this Series Supplement. All Article, Section or Subsection references herein shall refer to Articles, Sections or Subsections of this Series Supplement, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2010-1 Notes and not to any other Series of Notes issued by CPF. In addition, with respect to the Series 2010-1 Notes, (i) references in the Base Indenture to (A) the “Applicable Administration Agreement” shall be deemed to refer to the Group II Administration Agreement, (B) the “Applicable Collateral Agreements” shall be deemed to refer to the Group II Collateral Agreements, (C) the “Applicable CPF Lease” shall be deemed to refer to the Group II CPF Lease, (D) the “Applicable CPF Trucks” shall be deemed to refer to the Group II CPF Trucks, (E) the “Applicable Related Documents” shall be deemed to refer to the Series 2010-1 Related Documents, (F) the “Applicable Nominee Agreement” shall be deemed to refer to the Group II Nominee Agreement, (G) the “Applicable Nominee Lienholder” shall be deemed to refer to the Group II Nominee Lienholder, (H) the “Group Collection Account” shall be deemed to refer to the Group II Collection Account, (I) an “Approved Seller” shall include ABCR and BRAC, and (J) a “Distribution Date” shall be deemed to refer only to any such date on or after April 20, 2010, which shall be the first Distribution Date for the Series 2010-1 Notes, (ii) when the foregoing terms are embedded in a defined term within the Base Indenture, they shall be deemed to refer to the corresponding concept described in clauses (A) through (J), as applicable, except in each case as otherwise specified in this Series Supplement or as the context may otherwise require, and (iii) any references to Notes of a Series in the Base Indenture shall be deemed to refer only to Notes of any Group II Series of Notes.

(b) The following words and phrases shall have the following meanings with respect to the Series 2010-1 Notes and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

“ABCR” means Avis Budget Car Rental, LLC, a Delaware limited liability company, and its successors, acting in its capacity as Guarantor.

“Accrued Amounts” means, as on any Distribution Date, the sum of (i) accrued and unpaid interest on the Series 2010-1 Notes as of such Distribution Date and (ii) the product of (A) the Series 2010-1 Percentage as of the beginning of the Series 2010-1 Interest Period ending on such Distribution Date and (B) any Carrying Charges payable on such Distribution Date.

“Administrator” means Budget Truck Rental LLC, a Delaware limited liability company.

“BTR” means Budget Truck Rental LLC, a Delaware limited liability company.

“Business Day” means any day other than (a) a Saturday or a Sunday or (b) a day on which banking institutions in New York, New York or the city in which the corporate trust office of the Trustee is located are authorized or obligated by law or executive order to close.

“Certificate of Lease Deficit Demand” means a certificate in the form of Annex A to the Series 2010-1 Letters of Credit.

“Certificate of Termination Date Demand” means a certificate in the form of Annex D to the Series 2010-1 Letters of Credit.

“Certificate of Termination Demand” means a certificate in the form of Annex C to the Series 2010-1 Letters of Credit.

“Certificate of Unpaid Demand Note Demand” means a certificate in the form of Annex B to the Series 2010-1 Letters of Credit.

“Company Indemnified Person” is defined in Section 7.18.

“Demand Note Issuer” means BRAC.

“Demand Note Preference Payment Amount” means, as of any day, (i) the aggregate amount of all proceeds of demands made on the Series 2010-1 Demand Notes pursuant to Section 4.5(c)(iii) or 4.5 (d)(ii) that were deposited into the Series 2010-1 Distribution Account and paid to the Series 2010-1 Noteholders during the one-year period ending on such day; provided, however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to the Demand Note Issuer shall have occurred during such one-year period, the Demand Note Preference Payment Amount as of such day shall equal the Demand Note Preference Payment Amount as if it were calculated as of the date of such occurrence minus (ii) the aggregate amount withdrawn from the Series 2010-1 Reserve Account or the Series 2010-1 Cash Collateral Account and paid to a Series 2010-1 Noteholder pursuant to Section 4.7(e) on account of a Preference Amount.

“Demand Notice” is defined in Section 4.5(c)(iii).

“Disbursement” means any Lease Deficit Disbursement, any Unpaid Demand Note Disbursement, any Termination Date Disbursement or any Termination Disbursement under a Series 2010-1 Letter of Credit, or any combination thereof, as the context may require.

“Eligibility Requirements” mean, with respect to any truck: (i) such truck was manufactured by an Eligible Truck Manufacturer, (ii) such truck was purchased by CPF directly from an Eligible Truck Manufacturer or an Approved Seller or was contributed to CPF as a capital contribution, and (iii) the Administrator has performed the pre-delivery inspection, and for which appropriate liening, titling and filing claims for damage in transit and other delivery claims have been completed.

“Eligible Truck” means a truck that (a) on the applicable date of determination (i) is owned by CPF, free and clear of all Liens other than Permitted Liens, (ii) is titled in the name of CPF, (iii) with respect to which the Group II Nominee Lienholder or the Trustee is noted as the first lienholder on the Certificate of Title therefor and the Administrator or its agent, as custodian and agent for the Trucks for the benefit of the Group II Secured Parties, or the Trustee, is in possession of such Certificate of Title, (iv) is listed on the applicable Eligible Truck Appendix, (v) is leased under the Group II CPF Lease for use by BTR in its daily rental fleet operations in the United States and (vi) is not an Ineligible Truck; provided, however, that, with respect to any date of determination on or before the ninetieth day following the Series 2010-1

Closing Date, the requirements of the foregoing clauses (ii) and (iii) shall be deemed to be satisfied with respect to such truck if (x) the Titling Procedures and the Titling Certification Requirements for such truck have been satisfied on or prior to such date and (y) the sum of the Net Book Values of any Group II Trucks leased under the Group II Lease that are deemed to satisfy the requirements of the foregoing clauses (ii) and (iii) by reason of this proviso on such date does not exceed 23% of the aggregate Net Book Value of the Group II CPF Trucks as of such date, and (b) satisfied the Eligibility Requirements at the time it was purchased by CPF and leased under the Group II CPF Lease.

“Eligible Truck Appendix” means Attachment A attached to the Group II CPF Lease.

“Eligible Truck Manufacturers” means General Motors Corporation, Ford Motor Company, International Truck and Engine Corporation and American Isuzu Motors, Inc. and any other manufacturer with respect to which the Rating Agency Condition is satisfied.

“Group II Administration Agreement” means, with respect to the Series 2010-1 Notes, the Administration Agreement (Group II), dated as of March 9, 2010, by and among the Administrator, CPF and the Trustee, as amended, modified or supplemented from time to time in accordance with its terms.

“Group II Back-up Administrator” means Lord Securities Corporation.

“Group II Back-up Administration Agreement” means, with respect to the 2010-1 Notes, the Back-up Administration Agreement (Group II) dated as of March 9, 2010, by and among the Administrator, CPF and the Group II Back-up Administrator, as amended, modified or supplemented from time to time in accordance with its terms.

“Group II Collateral” is defined in Section 3.1(a).

“Group II Collateral Agreements” means, with respect to the Series 2010-1 Notes, the Group II CPF Lease, the Group II Nominee Agreement and the Group II Administration Agreement.

“Group II Collection Account” is defined in Section 4.1(b).

“Group II Collection Account Control Agreement” means the agreement among CPF, The Bank of New York Mellon Trust Company, N.A., as securities intermediary, and the Trustee, dated as of March 9, 2010, relating to the Group II Collection Account, as amended, modified or supplemented from time to time in accordance with its terms.

“Group II CPF Agreements” is defined in Section 3.1(a)(i).

“Group II CPF Lease” means, with respect to the Series 2010-1 Notes, the Master Motor Vehicle Operating Lease Agreement (Group II), dated as of March 9, 2010, among CPF, as lessor, BTR, as lessee, ABCR, as guarantor, and BTR, as Administrator, as amended, modified or supplemented from time to time in accordance with its terms.

“Group II CPF Trucks” means, with respect to the Series 2010-1 Notes, any Truck owned by CPF and listed on Attachment A to the Group II CPF Lease.

“Group II Disposition Agent” means Fiserv Automotive Solutions, Inc.

“Group II Disposition Agent Agreement” means, with respect to the Series 2010-1 Notes, the Disposition Agent Agreement (Group II) dated as of March 9, 2010, by and among the Administrator, CPF, the Group II Back-up Administrator, the Group II Disposition Agent, and the Trustee, as amended, modified or supplemented from time to time in accordance with its terms.

“Group II Eligible Trucks” means any Group II CPF Trucks that are Eligible Trucks.

“Group II Nominee Agreement” means, with respect to the Series 2010-1 Notes, a Group II Nominee Lienholder agreement which satisfies the Rating Agency Condition with respect to each Group II Series of Notes, among CPF, the Group II Nominee Lienholder and the Trustee (and which may include additional parties thereto), as amended, modified or supplemented from time to time in accordance with its terms.

“Group II Nominee Lienholder” means, with respect to the Series 2010-1 Notes, a Person as to whom the Rating Agency Condition is satisfied with respect to each Group II Series of Notes, in its capacity as nominee lienholder under the Group II Nominee Agreement, and any successor Group II Nominee Lienholder thereunder.

“Group II Secured Parties” is defined in Section 3.1(a).

“Group II Series of Notes” is defined in Section 1.1(c).

“Ineligible Truck” means a Truck owned by CPF that, on the applicable date of determination, (i) is over the Maximum Mileage Limit, (ii) has suffered a Casualty, (iii) with respect to Gasoline Trucks, is older than 72 months from the date of original invoicing and with respect to Diesel Trucks, is older than 96 months from the date of original invoicing, or (iv) is currently subject to a recall by the manufacturer.

“Lease Deficit Disbursement” means an amount drawn under a Series 2010-1 Letter of Credit pursuant to a Certificate of Lease Deficit Demand.

“Lease Payment Deficit Notice” is defined in Section 4.3(c).

“Maximum Mileage Limit” means 150,000 miles.

“Measurement Month” on any date, means, each calendar month, or the smallest number of consecutive calendar months, in which (a) at least 100 of the Group II CPF Trucks were sold or (b) at least one twelfth of the aggregate Termination Value of the Group II CPF Trucks as of the last day of each such period were sold.

“Measurement Month Average” means, with respect to any Measurement Month, the percentage equivalent of a fraction, the numerator of which is the aggregate amount of Disposition Proceeds of all Group II CPF Trucks sold during such Measurement Month and the two Measurement Months immediately preceding such Measurement Month, and the denominator of which is the aggregate Termination Value of such Group II CPF Trucks on the dates of their respective sales.

“Monthly Principal Payment Amount” is defined in Section 4.5(a).

“Moody’s” means Moody’s Investors Service.

“Non-Group II Collateral” is defined in Section 1.1(d).

“Outstanding” means, with respect to the Series 2010-1 Notes, the Series 2010-1 Invested Amount shall not have been reduced to zero and all accrued interest and other amounts owing on the Series 2010-1 Notes hereunder shall not have been paid in full; provided, however, that in determining whether the Required Investors, the Requisite Investors, the Required Noteholders of the Series 2010-1 Notes, or the Required Group Investors or Requisite Group Investors of the Group II Series of Notes have given any consent or direction, exercised any other right or taken any other action, Series 2010-1 Notes owned by CPF will be considered as though they are not Outstanding; provided, further, that in connection with any such consent, direction, other right or other action in which Series 2010-1 Notes owned by ABCR or any Affiliate of CPF or ABCR would represent, in aggregate, more than 25% of the Series 2010-1 Invested Amount, Series 2010-1 Notes owned by ABCR or any Affiliate of CPF or ABCR in excess of such amount will be considered as though they are not Outstanding on a pro rata basis (with respect to the principal amount of such Series 2010- 1 Notes).

“Past Due Rent Payment” is defined in Section 4.2(c).

“Preference Amount” means any amount previously distributed to a Series 2010-1 Noteholder on or relating to a Series 2010-1 Note that is recoverable or that has been recovered as a voidable preference by the trustee in a bankruptcy proceeding of the Demand Note Issuer pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

“Pre-Preference Period Demand Note Payments” means, as of any date of determination, the aggregate amount of all proceeds of demands made on the Series 2010-1 Demand Notes included in the Series 2010-1 Demand Note Payment Amount as of the Series 2010-1 Letter of Credit Termination Date that were paid by the Demand Note Issuer more than one year before such date of determination; provided, however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to the Demand Note Issuer occurs during such one-year period, (x) the Pre-Preference Period Demand Note Payments as of any date during the period from and including the date of the occurrence of such Event of Bankruptcy to and including the conclusion or dismissal of the proceedings giving rise to such Event of Bankruptcy without continuing jurisdiction by the court in such proceedings shall equal the Pre-Preference Period Demand Note Payments as of the date of such occurrence and (y) the Pre-Preference

Period Demand Note Payments as of any date after the conclusion or dismissal of such proceedings shall equal the Series 2010-1 Demand Note Payment Amount as of the date of the conclusion or dismissal of such proceedings.

“Pro Rata Share” means, with respect to any Series 2010-1 Letter of Credit Provider as of any date, the fraction (expressed as a percentage) obtained by dividing (A) the available amount under such Series 2010-1 Letter of Credit Provider’s Series 2010-1 Letter of Credit as of such date by (B) an amount equal to the aggregate available amount under all Series 2010-1 Letters of Credit as of such date; provided that only for purposes of calculating the Pro Rata Share with respect to any Series 2010-1 Letter of Credit Provider as of any date, if such Series 2010-1 Letter of Credit Provider has not complied with its obligation to pay the Trustee the amount of any draw under its Series 2010-1 Letter of Credit made prior to such date, the available amount under such Series 2010-1 Letter of Credit Provider’s Series 2010-1 Letter of Credit as of such date shall be treated as reduced (for calculation purposes only) by the amount of such unpaid demand and shall not be reinstated for purposes of such calculation unless and until the date as of which such Series 2010-1 Letter of Credit Provider has paid such amount to the Trustee and been reimbursed by the Lessee or ABCR, as the case may be, for such amount (provided that the foregoing calculation shall not in any manner reduce the undersigned’s actual liability in respect of any failure to pay any demand under its Series 2010-1 Letter of Credit).

“Record Date” means, with respect to each Distribution Date, the immediately preceding Business Day.

“Series Supplement” is defined in the recitals hereto.

“Series 2010-1 Accounts” means the Group II Collection Account, Series 2010-1 Collection Account, Series 2010-1 Principal Subaccount, Series 2010-1 Accrued Interest Account, Series 2010-1 Reserve Account, Series 2010-1 Cash Collateral Account and Series 2010-1 Distribution Account.

“Series 2010-1 Accrued Interest Account” is defined in Section 4.1(b).

“Series 2010-1 Adjusted Required Enhancement Percentage” means, as of any date of determination, the greater of (a) the Series 2010-1 Required Enhancement Percentage as of such date and (b) the sum of (i) Series 2010-1 Required Enhancement Percentage as of such date plus (ii) the highest, for any calendar month within the preceding twelve calendar months, of an amount (not less than zero) equal to 100% minus the Measurement Month Average for the immediately preceding Measurement Month.

“Series 2010-1 Agent” is defined in the recitals hereto.

“Series 2010-1 Available Cash Collateral Account Amount” means, as of any date of determination, the amount on deposit in the Series 2010-1 Cash Collateral Account (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date).

“Series 2010-1 Available Reserve Account Amount” means, as of any date of determination, the amount on deposit in the Series 2010-1 Reserve Account (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date).

“Series 2010-1 Back-up Administration Fees” means, for any Distribution Date during the Series 2010-1 Rapid Amortization Period on which there exists a Series 2010-1 Lease Interest Payment Deficit, an amount equal to the product of (x) the fees due and payable to the Group II Back-up Administrator pursuant to the terms of the Group II Back-up Administration Agreement and (y) the Series 2010-1 Invested Percentage (as used with respect to Principal Collections); provided, that the sum of the Series 2010-1 Back-up Administration Fees, the Series 2010-1 Disposition Agent Fees and the Series 2010-1 Trustee Fees, in the aggregate for all Distribution Dates, shall not exceed 1.1% of the Series 2010-1 Required Borrowing Base as of the first Determination Date on which the Series 2010-1 CPF Principal Allocation Amount was zero.

“Series 2010-1 Borrowing Base” means, as of any date of determination, the sum of (a) the product of (i) the Borrowing Base with respect to the Group II Series of Notes and (ii) the Series 2010-1 Borrowing Base Percentage as of such date and (b) the amount on deposit in the Series 2010-1 Principal Subaccount as of such date.

“Series 2010-1 Borrowing Base Percentage” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the sum of the Series 2010-1 Invested Amount and the Series 2010-1 Required Overcollateralization Amount as of the end of the immediately preceding Business Day and the denominator of which is the sum of the numerators used to determine invested percentages for allocations with respect to Principal Collections (for all Group II Series of Notes and all classes of such Group II Series of Notes).

“Series 2010-1 Cash Collateral Account” is defined in Section 4.8(e).

“Series 2010-1 Cash Collateral Account Collateral” is defined in Section 4.8(a).

“Series 2010-1 Cash Collateral Account Surplus” means, with respect to any Distribution Date, the lesser of (a) the Series 2010-1 Available Cash Collateral Account Amount and (b) the lesser of (A) the excess, if any, of the Series 2010-1 Liquidity Amount (after giving effect to any withdrawal from the Series 2010-1 Reserve Account on such Distribution Date) over the Series 2010-1 Required Liquidity Amount on such Distribution Date and (B) the excess, if any, of the Series 2010-1 Enhancement Amount over the Series 2010-1 Required Enhancement Amount (after giving effect to any withdrawal from the Series 2010-1 Reserve Account on such Distribution Date) on such Distribution Date; provided, however, that, on any date after the Series 2010-1 Letter of Credit Termination Date, the Series 2010-1 Cash Collateral Account Surplus shall mean the excess, if any, of (x) the Series 2010-1 Available Cash Collateral Account Amount over (y) the Series 2010-1 Demand Note Payment Amount minus the Pre-Preference Period Demand Note Payments as of such date.

“Series 2010-1 Cash Collateral Percentage” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Series 2010-1 Available Cash Collateral Amount as of such date and the denominator of which is the Series 2010-1 Letter of Credit Liquidity Amount as of such date.

“Series 2010-1 Closing Date” means March 9, 2010.

“Series 2010-1 Collateral” means the Collateral, the Group II Collateral, each Series 2010-1 Letter of Credit, each Series 2010-1 Demand Note, the Series 2010-1 Cash Collateral Account Collateral, the Series 2010-1 Reserve Account Collateral and the Series 2010-1 Other Account Collateral.

“Series 2010-1 Collection Account” is defined in Section 4.1(b).

“Series 2010-1 CPF Principal Allocation Amount” means, as of any Determination Date, the greater of (x) zero and (y) the maximum portion of the amount allocated to the Series 2010-1 Principal Subaccount during the Related Month which could be paid to CPF such that no Borrowing Base Deficiency with respect to the Group II Series of Notes, Series 2010-1 Enhancement Deficiency or Series 2010-1 Principal Deficit Amount would result from such payment or exist immediately thereafter, as certified to the Trustee in writing by the Administrator; provided, that the Series 2010-1 CPF Principal Allocation Amount shall be zero for any Determination Date on or after the commencement of the Series 2010-1 Rapid Amortization Period.

“Series 2010-1 Demand Note” means each demand note made by the Demand Note Issuer, substantially in the form of Exhibit D to this Series Supplement, as amended, modified or restated from time to time.

“Series 2010-1 Demand Note Payment Amount” means, as of the Series 2010-1 Letter of Credit Termination Date, the aggregate amount of all proceeds of demands made on the Series 2010-1 Demand Notes pursuant to Section 4.5(c)(iii) or 4.5(d)(ii) that were deposited into the Series 2010-1 Distribution Account and paid to the Series 2010-1 Noteholders during the one-year period ending on the Series 2010-1 Letter of Credit Termination Date; provided, however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to the Demand Note Issuer shall have occurred during such one-year period, the Series 2010-1 Demand Note Payment Amount as of the Series 2010-1 Letter of Credit Termination Date shall equal the Series 2010-1 Demand Note Payment Amount as if it were calculated as of the date of such occurrence.

“Series 2010-1 Deposit Date” is defined in Section 4.2(a).

“Series 2010-1 Disposition Agent Fees” means, for any Distribution Date during the Series 2010-1 Rapid Amortization Period on which there exists a Series 2010-1 Lease Interest Payment Deficit, an amount equal to the product of (x) the fees due and payable to the Group II Disposition Agent pursuant to the terms of the Group II Disposition Agent Agreement and (y) the Series 2010-1 Invested Percentage (as used with respect to Principal Collections); provided, that the sum of the Series 2010-1 Back-up Administration Fees, the Series 2010-1 Disposition Agent Fees and the Series 2010-1 Trustee Fees, in the aggregate for all Distribution Dates, shall not exceed 1.1% of the Series 2010-1 Required Borrowing Base as of the first Determination Date on which the Series 2010-1 CPF Principal Allocation Amount was zero.

“Series 2010-1 Distribution Account” is defined in Section 4.9(a).

“Series 2010-1 Eligible Letter of Credit Provider” means, a Person satisfactory to ABCR and the Demand Note Issuer and having, at the time of the issuance of the related Series 2010-1 Letter of Credit, a long-term senior unsecured debt rating (or equivalent thereof) of at least “A1” from Moody’s and a short-term senior unsecured debt rating of “P-1” from Moody’s that is (a) a commercial bank having total assets in excess of $500,000,000, (b) a finance company, insurance company or other financial institution that in the ordinary course of business issues letters of credit and has total assets in excess of $200,000,000 or (c) any other financial institution; provided, that if a Person is not a Series 2010-1 Letter of Credit Provider (or a letter of credit provider under the Series Supplement for any other Series of Notes), then such person shall not be a Series 2010-1 Eligible Letter of Credit Provider until the Issuer has provided 10 days’ prior written notice to Moody’s that such person has been proposed as a Series 2010-1 Letter of Credit Provider.

“Series 2010-1 Enhancement” means the Series 2010-1 Cash Collateral Account Collateral, the Series 2010-1 Letters of Credit, the Series 2010-1 Demand Notes and the Series 2010-1 Overcollateralization Amount and the Series 2010-1 Reserve Account Amount.

“Series 2010-1 Enhancement Amount” means, as of any date of determination, the sum of (i) the Series 2010-1 Overcollateralization Amount as of such date, (ii) the Series 2010-1 Letter of Credit Amount as of such date and (iii) the Series 2010-1 Available Reserve Account Amount as of such date.

“Series 2010-1 Enhancement Deficiency” means, as of any date of determination, the amount, if any, by which the Series 2010-1 Enhancement Amount as of such date is less than the Series 2010-1 Required Enhancement Amount as of such date.

“Series 2010-1 Expected Final Distribution Date” means the July 2015 Distribution Date.

“Series 2010-1 Initial Invested Amount” means the aggregate initial principal amount of the Series 2010-1 Notes, which is $200,000,000.

“Series 2010-1 Interest Period” means a period commencing on and including a Distribution Date and ending on and including the day preceding the next succeeding Distribution Date; provided, however, that the initial Series 2010-1 Interest Period shall commence on and include the Series 2010-1 Closing Date and end on and include April 19, 2010.

“Series 2010-1 Invested Amount” means on any date of determination, an amount equal to (a) the Series 2010-1 Initial Invested Amount minus (b) the amount of principal payments made to the Series 2010-1 Noteholders on or prior to such date.

“Series 2010-1 Invested Percentage” means as of any date of determination:

(a) when used with respect to Principal Collections, the percentage equivalent (which percentage shall never exceed 100%) of a fraction the numerator of which shall be equal to the sum of the Series 2010-1 Invested Amount and the Series 2010-1 Overcollateralization Amount, as of the immediately preceding Business Day, and the denominator of which shall be the greater as of the end of the immediately preceding Business Day of (x) the Borrowing Base with respect to the Group II Series of Notes and (y) the sum of the numerators used to determine invested percentages for allocations with respect to Principal Collections (for all Group II Series of Notes and all classes of such Group II Series of Notes); and

(b) when used with respect to Interest Collections, the percentage equivalent (which percentage shall never exceed 100%) of a fraction the numerator of which shall be the Accrued Amounts with respect to the Series 2010-1 Notes on such date of determination, and the denominator of which shall be the aggregate Accrued Amounts with respect to all Group II Series of Notes on such date of determination.

“Series 2010-1 Lease Interest Payment Deficit” means on any Distribution Date an amount equal to the excess, if any, of (a) the aggregate amount of Interest Collections which pursuant to Section 4.2(a) would have been allocated to the Series 2010-1 Accrued Interest Account if all payments of Monthly Base Rent required to have been made under the Group II CPF Lease from and excluding the preceding Distribution Date to and including such Distribution Date were made in full over (b) the aggregate amount of Interest Collections which pursuant to Section 4.2(a) have been allocated to the Series 2010-1 Accrued Interest Account (excluding any amounts paid into the Series 2010-1 Accrued Interest Account pursuant to the proviso in Section 4.2(a)(ii)) from and excluding the preceding Distribution Date to and including such Distribution Date.

“Series 2010-1 Lease Payment Deficit” means either a Series 2010-1 Lease Interest Payment Deficit or a Series 2010-1 Lease Principal Payment Deficit.

“Series 2010-1 Lease Principal Payment Carryover Deficit” means (a) for the initial Distribution Date, zero and (b) for any other Distribution Date, the excess of (x) the Series 2010-1 Lease Principal Payment Deficit, if any, on the preceding Distribution Date over (y) the amount deposited in the Distribution Account on such preceding Distribution Date pursuant to Section 4.5(c)(i) and (ii) of this Series Supplement on account of such Series 2010-1 Lease Principal Payment Deficit.

“Series 2010-1 Lease Principal Payment Deficit” means on any Distribution Date the sum of (a) the Series 2010-1 Monthly Lease Principal Payment Deficit for such Distribution Date and (b) the Series 2010-1 Lease Principal Payment Carryover Deficit for such Distribution Date.

“Series 2010-1 Letter of Credit” means an irrevocable letter of credit, if any, substantially in the form of Exhibit E to this Series Supplement issued by a Series 2010-1 Eligible Letter of Credit Provider in favor of the Trustee for the benefit of the Series 2010-1 Noteholders.

“Series 2010-1 Letter of Credit Amount” means, as of any date of determination, the lesser of (a) the sum of (i) the aggregate amount available to be drawn on such date under each Series 2010-1 Letter of Credit, as specified therein, and (ii) if the Series 2010-1 Cash Collateral Account has been established and funded pursuant to Section 4.8, the Series 2010-1

Available Cash Collateral Account Amount on such date and (b) the aggregate outstanding principal amount of the Series 2010-1 Demand Notes on such date.

“Series 2010-1 Letter of Credit Expiration Date” means, with respect to any Series 2010-1 Letter of Credit, the expiration date set forth in such Series 2010-1 Letter of Credit, as such date may be extended in accordance with the terms of such Series 2010-1 Letter of Credit.

“Series 2010-1 Letter of Credit Liquidity Amount” means, as of any date of determination, the sum of (a) the aggregate amount available to be drawn on such date under each Series 2010-1 Letter of Credit, as specified therein, and (b) if the Series 2010-1 Cash Collateral Account has been established and funded pursuant to Section 4.8 of this Series Supplement, the Series 2010-1 Available Cash Collateral Account Amount on such date.

“Series 2010-1 Letter of Credit Provider” means the issuer of a Series 2010-1 Letter of Credit.

“Series 2010-1 Letter of Credit Termination Date” means the first to occur of (a) the date on which the Series 2010-1 Notes are fully paid and (b) the Series 2010-1 Termination Date.

“Series 2010-1 Limited Liquidation Event of Default” means, so long as such event or condition continues, any event or condition of the type specified in clauses (a) through (h) of Article V; provided, however, that any event or condition of the type specified in clauses (a) through (h) of Article V shall not constitute a Series 2010-1 Limited Liquidation Event of Default if the Trustee shall have received the written consent of the Series 2010-1 Required Noteholders waiving the occurrence of such Series 2010-1 Limited Liquidation Event of Default; provided, further, that in the case an event or condition of the type specified in clause (d) of Article V, any such waiver shall only be effective if given within 30 days after the occurrence of such event or condition. The Trustee shall promptly (but in any event within two Business Days) provide Moody’s with written notice of such waiver.

“Series 2010-1 Liquidity Amount” means, as of any date of determination, the sum of (a) the Series 2010-1 Letter of Credit Liquidity Amount on such date and (b) the Series 2010-1 Available Reserve Account Amount on such date.

“Series 2010-1 Monthly Interest” means, with respect to (i) the initial Series 2010-1 Interest Period, an amount equal to $1,236,833.33 and (ii) any other Series 2010-1 Interest Period, an amount equal to the product of (A) one-twelfth of the Series 2010-1 Note Rate and (B) the Series 2010-1 Invested Amount on the first day of such Series 2010-1 Interest Period, after giving effect to any principal payments made on such date.

“Series 2010-1 Monthly Lease Principal Payment Deficit” means on any Distribution Date an amount equal to the excess, if any, of (a) the aggregate amount of Principal Collections which pursuant to Section 4.2(a) would have been allocated to the Series 2010-1 Collection Account if all payments required to have been made under the Group II CPF Lease from and excluding the preceding Distribution Date to and including such Distribution Date were made in full over (b) the aggregate amount of Principal Collections which pursuant to Section

4.2(a) have been allocated to the Series 2010-1 Collection Account (without giving effect to any amounts paid into the Series 2010-1 Accrued Interest Account pursuant to the proviso in Section 4.2(a)(ii)) from and excluding the preceding Distribution Date to and including such Distribution Date.

“Series 2010-1 Note” means any one of the Series 2010-1 5.43% Rental Truck Asset Backed Notes, executed by CPF and authenticated and delivered by or on behalf of the Trustee, substantially in the form of Exhibit A. Definitive Series 2010-1 Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.19 of the Base Indenture.

“Series 2010-1 Note Rate” means 5.43% per annum.

“Series 2010-1 Noteholder” means a Person in whose name a Series 2010-1 Note is registered in the Note Register.

“Series 2010-1 Noteholder Principal Allocation Amount” means, as of any Determination Date, (x) the aggregate amount allocated to the Series 2010-1 Principal Subaccount during the Related Month minus (y) the Series 2010-1 CPF Principal Allocation Amount as of such Determination Date.

“Series 2010-1 Other Account Collateral” is defined in Section 4.9(d).

“Series 2010-1 Overcollateralization Amount” means (i) as of any date on which no Borrowing Base Deficiency exists with respect to the Group II Series of Notes, the Series 2010-1 Required Overcollateralization Amount as of such date and (ii) as of any date on which a Borrowing Base Deficiency exists with respect to the Group II Series of Notes, the excess, if any, of (x) the Series 2010-1 Borrowing Base as of such date over (y) the Series 2010-1 Invested Amount as of such date.

“Series 2010-1 Past Due Rent Payment” is defined in Section 4.2(c).

“Series 2010-1 Percentage” means, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the Series 2010-1 Invested Amount as of such date and the denominator of which is the sum of the Invested Amount of each Series of Notes in each Group outstanding as of such date.

“Series 2010-1 Principal Deficit Amount” means, as of any date of determination, the excess, if any, of (a) the Series 2010-1 Invested Amount as of such date over (b) the excess of the Series 2010-1 Borrowing Base over the Series 2010-1 Required Overcollateralization Amount as of such date.

“Series 2010-1 Principal Subaccount” is defined in Section 4.1(b).

“Series 2010-1 Rapid Amortization Period” means the period beginning at the close of business on the Business Day immediately preceding the earlier of (a) the March 2015 Distribution Date and (b) the day on which an Amortization Event is deemed to have occurred with respect to the Series 2010-1 Notes and ending upon the earlier to occur of (i) the date on which the Series 2010-1 Notes are fully paid and (ii) the termination of the Indenture.

“Series 2010-1 Reimbursement Agreement” means any and each agreement providing for the reimbursement of a Series 2010-1 Letter of Credit Provider for draws under its Series 2010-1 Letter of Credit as the same may be amended, supplemented, restated or otherwise modified from time to time.

“Series 2010-1 Related Documents” means, with respect to the Series 2010-1 Notes, the Base Indenture, this Series Supplement, the Series 2010-1 Notes, any Group II Nominee Agreements, the Group II Administration Agreement, the Group II Disposition Agent Agreement, the Group II Back-up Administration Agreement, the Collection Account Control Agreement, the Group II Collection Account Control Agreement, any agreements relating to the issuance or the purchase of any Series 2010-1 Notes, any Enhancement Agreements for Series 2010-1 Enhancement, the Group II CPF Lease and the Supplemental Documents relating to the Group II CPF Lease.

“Series 2010-1 Required Borrowing Base” means, as of any date of determination, the sum of (a) the Series 2010-1 Required Overcollateralization Amount as of such date and (b) the Series 2010-1 Invested Amount as of such date.

“Series 2010-1 Required Enhancement Amount” means, as of any date of determination, the product of (i) the Series 2010-1 Adjusted Required Enhancement Percentage as of such date and (ii) the Series 2010-1 Invested Amount as of such date; provided, that in no event shall the Required Enhancement Amount on any date be less than the lesser of (x) $23,000,000 and (y) the Series 2010-1 Invested Amount as of such date.

“Series 2010-1 Required Enhancement Percentage” means, as of any date of determination, 50.0%.

“Series 2010-1 Required Liquid Enhancement Percentage” means, as of any date of determination, 6.5%.

“Series 2010-1 Required Liquidity Amount” means, as of any date of determination, the product of (a) the Series 2010-1 Required Liquid Enhancement Percentage and (b) the Series 2010-1 Invested Amount as of such date.

“Series 2010-1 Required Noteholders” means Series 2010-1 Noteholders representing in aggregate more than 50% of the Series 2010-1 Invested Amount.

“Series 2010-1 Required Overcollateralization Amount” means, as of any date of determination, the excess of (a) the Series 2010-1 Required Enhancement Amount as of such date over (b) the sum of (i) the Series 2010-1 Letter of Credit Amount as of such date and (ii) the Series 2010-1 Available Reserve Account Amount as of such date.

“Series 2010-1 Required Reserve Account Amount” means, with respect to any Distribution Date, an amount equal to the sum of (a) the greater of (i) the excess, if any, of the Series 2010-1 Required Liquidity Amount on such Distribution Date over the Series 2010-1

Liquidity Amount (excluding therefrom the Series 2010-1 Available Reserve Account Amount) on such Distribution Date and (ii) the excess, if any, of the Series 2010-1 Required Enhancement Amount over the Series 2010-1 Enhancement Amount (excluding therefrom the Series 2010-1 Available Reserve Account Amount) on such Distribution Date plus (b) the Demand Note Preference Payment Amount.

“Series 2010-1 Reserve Account” is defined in Section 4.7(a).

“Series 2010-1 Reserve Account Collateral” is defined in Section 4.7(d).

“Series 2010-1 Reserve Account Surplus” means, with respect to any Distribution Date, the excess, if any, of the Series 2010-1 Available Reserve Account Amount over the Series 2010-1 Required Reserve Account Amount on such Distribution Date.

“Series 2010-1 Shortfall” is defined in Section 4.3(f).

“Series 2010-1 Termination Date” means the July 2016 Distribution Date.

“Series 2010-1 Trustee Fees” means, for any Distribution Date during the Series 2010-1 Rapid Amortization Period on which there exists a Series 2010-1 Lease Interest Payment Deficit, a portion of the fees payable to the Trustee in an amount equal to the product of (i) the Series 2010-1 Percentage as of the beginning of the Series 2010-1 Interest Period ending on the day preceding such Distribution Date and (ii) the fees owing to the Trustee under the Indenture; provided, that the sum of the Series 2010-1 Trustee Fees, the Series 2010-1 Disposition Agent Fees and the Series 2010-1 Back-up Administration Fees in the aggregate for all Distribution Dates shall not exceed 1.1% of the Series 2010-1 Required Borrowing Base as of the first Determination Date on which the Series 2010-1 CPF Principal Allocation Amount was zero.

“Series 2010-1 Unpaid Demand Amount” means, with respect to any single draw pursuant to Section 4.5(c) or (d) on the Series 2010-1 Letters of Credit, the aggregate amount drawn by the Trustee on all Series 2010-1 Letters of Credit.

“Termination Date Disbursement” means an amount drawn under a Series 2010-1 Letter of Credit pursuant to a Certificate of Termination Date Demand.

“Termination Disbursement” means an amount drawn under a Series 2010-1 Letter of Credit pursuant to a Certificate of Termination Demand.

“Trustee” is defined in the recitals hereto.

“Unpaid Demand Note Disbursement” means an amount drawn under a Series 2010-1 Letter of Credit pursuant to a Certificate of Unpaid Demand Note Demand.

(c) Any amounts calculated by reference to the Series 2010-1 Invested Amount on any date shall, unless otherwise stated, be calculated after giving effect to any payment of principal made to the Series 2010-1 Noteholders on such date.

ARTICLE III

SECURITY

Section 3.1 Grant of Security Interest.

(a) To secure the Note Obligations with respect to the Series 2010-1 Notes and any other Group II Series of Notes and to secure compliance with the provisions of the Base Indenture and this Series Supplement and the Series Supplement for any other Group II Series of Notes, CPF hereby pledges, assigns, conveys, delivers, transfers and sets over to the Trustee, to the extent set forth in this Series Supplement and the Series Supplement for each other Group II Series of Notes, for the benefit of the Noteholders of each Group II Series of Notes (collectively, the “Group II Secured Parties”), and hereby grants to the Trustee, for the benefit of such Group II Secured Parties, a security interest in, all of CPF’s right, title and interest in and to all of the following assets, property, and interests of CPF, whether now owned or at any time hereafter acquired or created (collectively, the “Group II Collateral”):

(i) the Group II CPF Lease, any Sublease related to such Group II CPF Lease and any other agreements related to the Group II CPF Trucks to which CPF is a party or in which CPF otherwise has an interest (collectively, the “Group II CPF Agreements”), including, without limitation, all monies due and to become due to CPF under or in connection with such Group II CPF Agreements, whether payable as rent, fees, expenses, costs, indemnities, insurance recoveries, damages for the breach of such Group II CPF Agreements or otherwise, all security for amounts payable thereunder and all rights, remedies, powers, privileges and claims of CPF against any other party under or with respect to such Group II CPF Agreements (whether arising pursuant to the terms of such Group II CPF Agreements or otherwise available to CPF at law or in equity), the right to enforce the Group II CPF Agreements and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the Group II CPF Agreements or the obligations of any party thereunder;

(ii) the Group II Administration Agreement, including, without limitation, all rights, remedies, powers, privileges and claims of CPF against any other party under or with respect to the Group II Administration Agreement (whether arising pursuant to the terms of the Group II Administration Agreement or otherwise available to CPF at law or in equity), and the right to enforce the Group II Administration Agreement and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the Group II Administration Agreement or the obligations of any party thereunder;

(iii) any Group II Nominee Agreement, including, without limitation, all rights, remedies, powers, privileges and claims of CPF against any other party under or with respect to such Group II Nominee Agreement (whether arising pursuant to the terms of the Group II Nominee Agreement or otherwise available to CPF at law or in equity), and the right to enforce such Group II Nominee Agreement and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to such Group II Nominee Agreement or the obligations of any party thereunder;

(iv) all Group II CPF Trucks and all Certificates of Title with respect thereto;

(v) all sale or other proceeds from the disposition of Group II CPF Trucks, including all monies due in respect of Group II CPF Trucks, whether payable as the purchase price of Group II CPF Trucks or as related fees, expenses, costs, indemnities, insurance recoveries or otherwise;

(vi) any payments under insurance policies (whether or not the Trustee is named as the loss payee thereof) or any warranty payable by reason of loss or damage to, or otherwise with respect to, any Group II CPF Trucks;

(vii)(w) the Group II Collection Account and all accounts designated in this Series Supplement or the Series Supplement for any other Group II Series of Notes or otherwise as a sub-account or an administrative subaccount thereof (other than the Series 2010-1 Collection Account, the Series 2010-1 Principal Subaccount, the Series 2010-1 Accrued Interest Account and any other such sub-account or administrative subaccount established solely for the benefit of a particular Group II Series of Notes, and not for the benefit of any other Group II Series of Notes, as set forth in this Series Supplement, any such other Series Supplement or any other document or agreement pursuant to which such sub-account or administrative subaccount is established), (w) all funds on deposit therein from time to time, (x) all certificates and instruments, if any, representing or evidencing any or all of such accounts or the funds on deposit therein from time to time, (y) all Investment Property credited to any such account at any time and from time to time or acquired at any time and from time to time with the funds on deposit in any or all such accounts (including income thereon) and (z) all Permitted Investments made at any time and from time to time with the funds on deposit in any or all such accounts (including income thereon);

(viii) all additional property relating to the Group II Series of Notes that may from time to time hereafter (pursuant to the terms of this Series Supplement, the Series Supplement for any other Group II Series of Notes or otherwise) be subjected to the grant and pledge hereof by CPF or by anyone on its behalf; and

(ix) to the extent not otherwise included, all Proceeds, products, offspring, rents or profits of any and all of the foregoing, including cash, and all collateral security and guarantees given by any Person with respect to any of the foregoing.

(b) The foregoing grant is made in trust to secure the Note Obligations for the Series 2010-1 Notes and any other Group II Series of Notes and to secure compliance with the provisions of this Base Indenture, this Series Supplement and the Series Supplement for each other Group II Series of Notes, all as provided in the Base Indenture, this Series Supplement and each such other Series Supplement. The Trustee, as trustee on behalf of the Group II Secured Parties, acknowledges such grant, accepts the trusts under the Base Indenture and this Series Supplement in accordance with the provisions of the Base Indenture and this Series Supplement and subject to Section 10.1 and 10.2 of the Base Indenture, agrees to perform its duties required in the Base Indenture, this Series Supplement and each such other Series Supplement to the best of its abilities to the end that the interests of the Group II Secured Parties may be adequately and effectively protected. The Group II Collateral shall secure each Group II Series of Notes equally and ratably without prejudice, priority (except, with respect to any other Group II Series of Notes, as otherwise stated in the Series Supplement for such Group II Series of Notes) or distinction.

ARTICLE IV

SERIES 2010-1 ALLOCATIONS

With respect to the Series 2010-1 Notes, the following shall apply:

Section 4.1 Establishment of Group II Collection Account, Series 2010-1 Collection Account, Series 2010-1 Principal Subaccount and Series 2010-1 Accrued Interest Account.

(a) All Collections allocable to the Series 2010-1 Notes shall be allocated to the Collection Account, for further credit to the Group II Collection Account.

(b) Pursuant to the Base Indenture, the Trustee has created a Group Collection Account for the benefit of the Noteholders of the Group II Series of Notes (such account, the “Group II Collection Account”). In addition, the Trustee shall create three administrative subaccounts within the Group II Collection Account for the benefit of the Series 2010-1 Noteholders: the Series 2010-1 Collection Account (such sub-account, the “Series 2010-1 Collection Account”), the Series 2010-1 Principal Subaccount (such sub-account, the “Series 2010-1 Principal Subaccount”) and the Series 2010-1 Accrued Interest Account (such sub-account, the “Series 2010-1 Accrued Interest Account”).

Section 4.2 Allocations with Respect to the Series 2010-1 Notes.

(a) The net proceeds from the initial sale of the Series 2010-1 Notes will be deposited into the Collection Account, for further credit to the Group II Collection Account. On each Business Day on which Collections are deposited into the Group II Collection Account (each such date, a “Series 2010-1 Deposit Date”), the Administrator shall direct the Trustee in writing pursuant to the Group II Administration Agreement to allocate all amounts deposited into the Group II Collection Account prior to 11:00 a.m. (New York City time) on such Series 2010-1 Deposit Date as set forth below:

(i) allocate to the Series 2010-1 Collection Account an amount equal to the Series 2010-1 Invested Percentage (as of such day) of the aggregate amount of Interest Collections deposited to the Group II Collection Account on such day. All such amounts allocated to the Series 2010-1 Collection Account shall be further allocated to the Series 2010-1 Accrued Interest Account; and

(ii) allocate to the Series 2010-1 Principal Subaccount the sum of (A) the Series 2010-1 Invested Percentage (as of such day) of the aggregate amount of Principal Collections deposited to the Group II Collection Account on such day and (B) the proceeds from the issuance of the Series 2010-1 Notes; provided that if on any Determination Date (A) the Administrator determines that the amount anticipated to be available from Interest Collections allocable to the Series 2010-1 Notes and other amounts available pursuant to Section 4.3 to pay Series 2010-1 Monthly Interest and any unpaid Series 2010-1 Shortfall with respect to the Series 2010-1 Interest Period ending on the day preceding the next succeeding Distribution Date will be less than the sum of such Series 2010-1 Monthly Interest and any such Series 2010-1 Shortfall and (B) the Series 2010-1 Enhancement Amount is greater than zero, the Administrator shall direct the Trustee in writing to reallocate a portion of the Principal Collections allocated to the Series 2010-1 Notes during the Related Month equal to the lesser of such insufficiency and the Series 2010-1 Enhancement Amount to the Series 2010-1 Accrued Interest Account to be treated as Interest Collections allocable to the Series 2010-1 Notes on such Distribution Date.

(b) Series 2010-1 Principal Subaccount. If on any Business Day the Series 2010-1 Available Reserve Account Amount is less than the Series 2010-1 Required Reserve Account Amount prior to the occurrence of an Amortization Event with respect to the Series 2010-1 Notes, the Administrator shall instruct the Trustee in writing to withdraw funds in an amount equal to such insufficiency from the Series 2010-1 Principal Subaccount and deposit such amount into the Series 2010-1 Reserve Account. On each Distribution Date, amounts allocated to the Series 2010-1 Principal Subaccount during the Related Month shall be withdrawn from the Series 2010-1 Principal Subaccount and (x) to the extent of the Series 2010-1 Noteholder Principal Allocation Amount as of the related Determination Date, deposited in the Series 2010-1 Distribution Account on the immediately succeeding Distribution Date and used to make principal payments in respect of the Series 2010-1 Notes ratably, without preference of priority of any kind, until the Series 2010-1 Invested Amount is reduced to zero in accordance with Section 4.5(e) and (y) to the extent of the Series 2010-1 CPF Principal Allocation Amount as of the related Determination Date, paid to CPF. Notwithstanding anything to the contrary herein, no funds on deposit in the Series 2010-1 Principal Subaccount shall be paid or distributed to CPF during the Series 2010-1 Rapid Amortization Period.

(c) Past Due Rental Payments. Notwithstanding Section 4.2(a), if after the occurrence of a Series 2010-1 Lease Payment Deficit, the Lessee shall make payments of Monthly Base Rent or other amounts payable by the Lessee under the Group II CPF Lease on or prior to the fifth Business Day after the occurrence of such Series 2010-1 Lease Payment Deficit (a “Past Due Rent Payment”), the Administrator shall direct the Trustee in writing pursuant to the Group II Administration Agreement to allocate to the Series 2010-1 Collection Account an amount equal to the Series 2010-1 Invested Percentage as of the date of the occurrence of such Series 2010-1 Lease Payment Deficit of the Collections attributable to such Past Due Rent Payment (the “Series 2010-1 Past Due Rent Payment”). The Administrator shall instruct the Trustee in writing pursuant to the Administration Agreement to withdraw from the Series 2010-1 Collection Account and apply the Series 2010-1 Past Due Rent Payment in the following order:

(i) if the occurrence of such Series 2010-1 Lease Payment Deficit resulted in a withdrawal being made from the Series 2010-1 Reserve Account pursuant to Section 4.3(d), deposit in the Series 2010-1 Reserve Account an amount equal to the lesser of (x) the Series 2010-1 Past Due Rent Payment and (y) the excess, if any, of the Series 2010-1 Required Reserve Account Amount over the Series 2010-1 Available Reserve Account Amount on such day;

(ii) if the occurrence of the related Series 2010-1 Lease Payment Deficit resulted in one or more Lease Deficit Disbursements being made under the Series 2010-1 Letters of Credit, pay to each Series 2010-1 Letter of Credit Provider who made such a Lease Deficit Disbursement for application in accordance with the provisions of the applicable Series 2010-1 Reimbursement Agreement an amount equal to the lesser of (x) the unreimbursed amount of such Series 2010-1 Letter of Credit Provider’s Lease Deficit Disbursement and (y) such Series 2010-1 Letter of Credit Provider’s pro rata share, calculated on the basis of the unreimbursed amount of each Series 2010-1 Letter of Credit Provider’s Lease Deficit Disbursement, of the amount of the Series 2010-1 Past Due Rent Payment remaining after payment pursuant to clause (i) above;

(iii) if the occurrence of such Series 2010-1 Lease Payment Deficit resulted in a withdrawal being made from the Series 2010-1 Cash Collateral Account, deposit in the Series 2010-1 Cash Collateral Account an amount equal to the lesser of (x) the amount of the Series 2010-1 Past Due Rent Payment remaining after any payment pursuant to clauses (i) and (ii) above and (y) the amount withdrawn from the Series 2010-1 Cash Collateral Account on account of such Series 2010-1 Lease Payment Deficit;

(iv) allocate to the Series 2010-1 Accrued Interest Account the amount, if any, by which the Series 2010-1 Lease Interest Payment Deficit, if any, relating to such Series 2010-1 Lease Payment Deficit exceeds the amount of the Series 2010-1 Past Due Rent Payment applied pursuant to clauses (i), (ii) and (iii) above; and

(v) treat the remaining amount of the Series 2010-1 Past Due Rent Payment as Principal Collections allocated to the Series 2010-1 Notes in accordance with Section 4.2(a)(ii).

Section 4.3 Payments to Noteholders. On each Determination Date, as provided below, the Administrator shall instruct the Paying Agent in writing pursuant to the Group II Administration Agreement to withdraw, and on the following Distribution Date the Paying Agent, acting in accordance with such instructions, shall withdraw the amounts required to be withdrawn from the Group II Collection Account pursuant to Sections 4.3(a) below in respect of all funds available from Interest Collections processed since the preceding Distribution Date and allocated to the holders of the Series 2010-1 Notes.

(a) Note Interest with respect to the Series 2010-1 Notes. On each Determination Date, the Administrator shall instruct the Trustee and the Paying Agent in writing pursuant to the Group II Administration Agreement as to the amount to be withdrawn and paid pursuant to Section 4.4 from the Series 2010-1 Accrued Interest Account to the extent funds are anticipated to be available from Interest Collections allocable to the Series 2010-1 Notes processed from, but not including, the preceding Distribution Date through the succeeding Distribution Date in respect of (x) first, an amount equal to the Series 2010-1 Monthly Interest for the Series 2010-1 Interest Period ending on the day preceding the related Distribution Date and (y) second, an amount equal to the amount of any unpaid Series 2010-1 Shortfall as of the preceding Distribution Date (together with any accrued interest on such Series 2010-1 Shortfall). On the following Distribution Date, the Trustee shall withdraw the amounts described in the first sentence of this Section 4.3(a) from the Series 2010-1 Accrued Interest Account and deposit such amounts in the Series 2010-1 Distribution Account.

(b) Withdrawals from Series 2010-1 Reserve Account. If the Administrator determines on the Business Day immediately preceding any Distribution Date that the amounts available from the Series 2010-1 Accrued Interest Account will be insufficient to pay the sum of (A) the amounts described in clauses (x) and (y) of Section 4.3(a) above on such Distribution Date and (B) during the Series 2010-1 Rapid Amortization Period, the Series 2010-1 Trustee Fees, the Series 2010-1 Disposition Agent Fees and the Series 2010-1 Back-up Administration Fees for such Distribution Date, the Administrator shall instruct the Trustee in writing to withdraw from the Series 2010-1 Reserve Account and deposit in the Series 2010-1 Distribution Account on such Business Day an amount equal to the lesser of the Series 2010-1 Available Reserve Account Amount and such insufficiency. The Trustee shall withdraw such amount from the Series 2010-1 Reserve Account and deposit such amount in the Series 2010-1 Distribution Account on the Business Day immediately preceding such Distribution Date.

(c) Lease Payment Deficit Notice. On or before 3:00 p.m. (New York City time) on the Business Day immediately preceding each Distribution Date, the Administrator shall notify the Trustee of the amount of any Series 2010-1 Lease Payment Deficit, such notification to be in the form of Exhibit B to this Series Supplement (each a “Lease Payment Deficit Notice”).

(d) Draws on Series 2010-1 Letters of Credit For Series 2010-1 Lease Interest Payment Deficits. If the Administrator determines on the Business Day immediately preceding any Distribution Date that on such Distribution Date there will exist a Series 2010-1 Lease Interest Payment Deficit, the Administrator shall, on or prior to 3:00 p.m.

(New York City time) on such Business Day, instruct the Trustee in writing to draw on the Series 2010-1 Letters of Credit, if any, and, the Trustee shall, by 5:00 p.m. (New York City time) on such Business Day, draw an amount (identified by the Administrator) equal to the least of (i) such Series 2010-1 Lease Interest Payment Deficit, (ii) the excess, if any, of the sum of (A) the amounts described in clauses (x) and (y) of Section 4.3(a) above for such Distribution Date and (B) during the Series 2010-1 Rapid Amortization Period, the Series 2010-1 Trustee Fees, the Series 2010-1 Disposition Agent Fees and the Series 2010-1 Back-up Administration Fees for such Distribution Date over the amounts available from the Series 2010-1 Accrued Interest Account plus the amount withdrawn from the Series 2010-1 Reserve Account pursuant to Section 4.3(b) on such Distribution Date and (iii) the Series 2010-1 Letter of Credit Liquidity Amount, on the Series 2010-1 Letters of Credit by presenting to each Series 2010-1 Letter of Credit Provider a draft accompanied by a Certificate of Lease Deficit Demand and shall cause the Lease Deficit Disbursements to be deposited in the Series 2010-1 Distribution Account on the Business Day immediately preceding such Distribution Date for distribution in accordance with Section 4.4; provided, however, that if the Series 2010-1 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2010-1 Cash Collateral Account and deposit in the Series 2010-1 Distribution Account an amount equal to the lesser of (x) the Series 2010-1 Cash Collateral Percentage on such date of the least of the amounts described in clauses (i), (ii) and (iii) above and (y) the Series 2010-1 Available Cash Collateral Account Amount on such date and draw an amount equal to the remainder of such amount on the Series 2010-1 Letters of Credit.

(e) Balance. On or prior to the second Business Day preceding each Distribution Date, the Administrator shall instruct the Trustee and the Paying Agent in writing pursuant to the Group II Administration Agreement to pay the balance (after making the payments required in Section 4.3(a)), if any, of the amounts available from the Series 2010-1 Accrued Interest Account as follows:

(i) first, to the Administrator, an amount equal to the Series 2010-1 Invested Percentage as of the beginning of such Series 2010-1 Interest Period of the Monthly Administration Fee payable by CPF (as specified in Section 5 of the Group II Administration Agreement) for such Series 2010-1 Interest Period;

(ii) second, during the Series 2010-1 Rapid Amortization Period, to the Group II Disposition Agent and/or the Group II Back-up Administrator, any Series 2010-1 Disposition Agent Fees and/or Series 2010-1 Back-up Administration Fees remaining unpaid after application of the Monthly Administration Fee pursuant to the Group II Back-up Administration Agreement;

(iii) third, to the Trustee, an amount equal to the Series 2010-1 Percentage as of the beginning of such Series 2010-1 Interest Period of the Trustee’s fees for such Series 2010-1 Interest Period;

(iv) fourth, to pay any Carrying Charges (other than Carrying Charges provided for above) to the Persons to whom such amounts are owed, an amount equal to the Series 2010-1 Percentage as of the beginning of such Series 2010-1

Interest Period of such Carrying Charges (other than Carrying Charges provided for above) for such Series 2010-1 Interest Period; and

(v) fifth, the balance, if any, shall be treated as Principal Collections allocable to the Series 2010-1 Notes.

(f) Shortfalls. If the amounts described in Section 4.3 are insufficient to pay the Series 2010-1 Monthly Interest on any Distribution Date, payments of interest to the Series 2010-1 Noteholders will be reduced on a pro rata basis by the amount of such deficiency. The aggregate amount, if any, of such deficiency on any Distribution Date shall be referred to as the “Series 2010-1 Shortfall.” Interest shall accrue on the Series 2010-1 Shortfall at the Series 2010-1 Note Rate.

Section 4.4 Payment of Note Interest. On each Distribution Date, the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay to the Series 2010-1 Noteholders from the Series 2010-1 Distribution Account the amount due to the Series 2010-1 Noteholders deposited in the Series 2010-1 Distribution Account pursuant to Section 4.3.

Section 4.5 Payment of Note Principal. (a) Monthly Principal Payments. On each Determination Date, the Administrator shall instruct the Trustee and the Paying Agent in writing pursuant to the Group II Administration Agreement and in accordance with this Section 4.5 as to (i) the amount allocated to the Series 2010-1 Notes during the Related Month pursuant to Section 4.2(a)(ii) on or prior to such Determination Date less the sum of (x) the amount thereof constituting the Series 2010-1 CPF Principal Allocation Amount for such Determination Date and payable to CPF pursuant to Section 4.2(b) on the related Distribution Date and (y) the amount thereof withdrawn from the Series 2010-1 Principal Subaccount and deposited into the Series 2010-1 Reserve Account pursuant to Section 4.2(b) on or prior to such Determination Date (the “Monthly Principal Payment Amount”), (ii) any amounts to be withdrawn from the Series 2010-1 Reserve Account and deposited into the Series 2010-1 Distribution Account or (iii) any amounts to be drawn on the Series 2010-1 Demand Notes and/or on the Series 2010-1 Letters of Credit (or withdrawn from the Series 2010-1 Cash Collateral Account). On the Distribution Date following each such Determination Date, the Trustee shall withdraw the Monthly Principal Payment Amount from the Series 2010-1 Principal Subaccount and deposit such amount in the Series 2010-1 Distribution Account, to be paid to the holders of the Series 2010-1 Notes.

(b) Reserved.

(c) Principal Deficit Amount. On each Distribution Date on which the Series 2010-1 Principal Deficit Amount is greater than zero or the Administrator determines that there exists a Series 2010-1 Lease Principal Payment Deficit, amounts shall be transferred to the Series 2010-1 Distribution Account as follows:

(i) Reserve Account Withdrawal. The Administrator shall instruct the Trustee in writing prior to 3:00 p.m. (New York City time) on the Business Day immediately preceding such Distribution Date, in the case of a Series 2010-1 Lease Principal Payment Deficit or a Series 2010-1 Principal Deficit Amount resulting from a Series 2010-1 Lease Payment Deficit, or prior to 12:00 noon (New York City time) on the second Business Day prior to such Distribution Date, in the case of any other Series 2010-1 Principal Deficit Amount, to withdraw from the Series 2010-1 Reserve Account, an amount equal to the lesser of (x) the Series 2010-1 Available Reserve Account Amount and (y) the greater of (1) such Series 2010-1 Principal Deficit Amount and (2) such Series 2010-1 Lease Principal Payment Deficit and deposit it in the Series 2010-1 Distribution Account on such Business Day.

(ii) Principal Draws on Series 2010-1 Letters of Credit. If the Administrator determines on the Business Day immediately preceding any Distribution Date that on such Distribution Date there will exist a Series 2010-1 Lease Principal Payment Deficit, the Administrator, on or prior to 3:00 p.m. (New York City time) on such Business Day, shall instruct the Trustee in writing to draw on the Series 2010-1 Letters of Credit, if any, as provided below. Upon receipt of a notice by the Trustee from the Administrator in respect of a Series 2010-1 Lease Principal Payment Deficit on or prior to 3:00 p.m. (New York City time) on the Business Day immediately preceding a Distribution Date, the Trustee shall, by 5:00 p.m. (New York City time) on such Business Day draw an amount as set forth in such notice equal to the lesser of (i) the amount by which the Series 2010-1 Lease Principal Payment Deficit on such Distribution Date exceeds the amount to be deposited in the Series 2010-1 Distribution Account in accordance with clause (i) of this Section 4.5(c) and (ii) the Series 2010-1 Letter of Credit Liquidity Amount on the Series 2010-1 Letters of Credit by presenting to each Series 2010-1 Letter of Credit Provider a draft accompanied by a Certificate of Lease Deficit Demand and shall cause the Lease Deficit Disbursements to be deposited in the Series 2010-1 Distribution Account on such Distribution Date; provided, however, that if the Series 2010-1 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2010-1 Cash Collateral Account and deposit in the Series 2010-1 Distribution Account an amount equal to the lesser of (x) the Series 2010-1 Cash Collateral Percentage on such date of the lesser of the amounts described in clauses (i) and (ii) above and (y) the Series 2010-1 Available Cash Collateral Account Amount on such date and draw an amount equal to the remainder of such amount on the Series 2010-1 Letters of Credit.

(iii) Demand Note Draw. If on any Determination Date, the Administrator determines that the Series 2010-1 Principal Deficit Amount on the next succeeding Distribution Date (even assuming that there is no Series 2010-1 Lease Principal Payment Deficit on such Distribution Date) will be greater than zero and there are any Series 2010-1 Letters of Credit on such date or amounts on deposit in the Series 2010-1 Cash Collateral Account, prior to 10:00 a.m. (New York City time) on the second Business Day prior to such Distribution Date, the Administrator shall instruct the Trustee in writing to make a demand (a “Demand Notice”) substantially in the form attached hereto as Exhibit C on the Demand Note Issuer demanding payment of an amount equal to the lesser of (A) the Series 2010-1 Principal Deficit Amount less the amount to be deposited in the Series 2010-1 Distribution Account in accordance with clause (i) and, if applicable, clause (ii), of this Section 4.5(c) on such Distribution Date and (B) the Series 2010-1 Letter of Credit Amount. The Trustee shall, prior to 12:00 noon (New York City time) on the second Business Day preceding such Distribution Date, deliver such Demand Notice to the Demand Note Issuer; provided, however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to the Demand Note Issuer shall have occurred and be continuing, the Trustee shall not be required to deliver such Demand Notice to the Demand Note Issuer. The Trustee shall cause the proceeds of any demand on the Series 2010-1 Demand Note to be deposited into the Series 2010-1 Distribution Account.

(iv) Letter of Credit Draw. In the event that either (x) on or prior to 10:00 a.m. (New York City time) on the Business Day prior to a Distribution Date, the Demand Note Issuer shall have failed to pay to the Trustee or deposit in the Series 2010-1 Distribution Account the amount specified in a Demand Notice delivered pursuant to clause (iii) of this Section 4.5(c) in whole or in part or (y) due to the occurrence of an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to the Demand Note Issuer, the Trustee shall not have delivered such Demand Notice to the Demand Note Issuer on the second Business Day preceding such Distribution Date, then, in the case of (x) or (y) the Trustee shall on such Business Day draw on the Series 2010-1 Letters of Credit an amount equal to the lesser of (i) Series 2010-1 Letter of Credit Amount and (ii) the aggregate amount that the Demand Note Issuer failed to pay under the Series 2010-1 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) by presenting to each Series 2010-1 Letter of Credit Provider a draft accompanied by a Certificate of Unpaid Demand Note Demand; provided, however, that if the Series 2010-1 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2010-1 Cash Collateral Account and deposit in the Series 2010-1 Distribution Account an amount equal to the lesser of (x) the Series 2010-1 Cash Collateral Percentage on such Business Day of the aggregate amount that the Demand Note Issuer failed to pay under the Series 2010-1 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) and (y) the Series 2010-1 Available Cash Collateral Account Amount on such Business Day and draw an amount equal to the remainder of the aggregate amount that the Demand Note Issuer failed to pay under the Series 2010-1 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) on the Series 2010-1 Letters of Credit. The Trustee shall deposit into, or cause the deposit of, the proceeds of any draw on the Series 2010-1 Letters of Credit and the proceeds of any withdrawal from the Series 2010-1 Cash Collateral Account to be deposited in the Series 2010-1 Distribution Account on such Distribution Date.

(d) Series 2010-1 Termination Date. The entire Series 2010-1 Invested Amount shall be due and payable on the Series 2010-1 Termination Date. In connection therewith:

(i) Reserve Account Withdrawal. If, after giving effect to the deposit into the Series 2010-1 Distribution Account of the amount to be deposited in accordance with Section 4.5(a), together with any amounts to be deposited therein in accordance with Section 4.5(c) on the Series 2010-1 Termination Date, the amount to be deposited in the Series 2010-1 Distribution Account with respect to the Series 2010-1 Termination Date is or will be less than the Series 2010-1 Invested Amount, then, prior to 12:00 noon (New York City time) on the second Business Day prior to the Series 2010-1 Termination Date, the Administrator shall instruct the Trustee in writing to withdraw from the Series 2010-1 Reserve Account, an amount equal to the lesser of the Series 2010-1 Available Reserve Account Amount and such insufficiency and deposit it in the Series 2010-1 Distribution Account on the Series 2010-1 Termination Date.

(ii) Demand Note Draw. If the amount to be deposited in the Series 2010-1 Distribution Account in accordance with Section 4.5(a) together with any amounts to be deposited therein in accordance with Section 4.5(c) and Section 4.5(d)(i) on the Series 2010-1 Termination Date is less than the Series 2010-1 Invested Amount, and there are any Series 2010-1 Letters of Credit on such date or amounts on deposit in the Series 2010-1 Cash Collateral Account, then, prior to 10:00 a.m. (New York City time) on the second Business Day prior to the Series 2010-1 Termination Date, the Administrator shall instruct the Trustee in writing to deliver a Demand Notice to the Demand Note Issuer for payment under the Series 2010-1 Demand Notes in an amount equal to the lesser of (i) such insufficiency and (ii) the Series 2010-1 Letter of Credit Amount. The Trustee shall, prior to 12:00 noon (New York City time) on the second Business Day preceding the Series 2010-1 Termination Date, deliver such Demand Notice to the Demand Note Issuer; provided, however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to the Demand Note Issuer shall have occurred and be continuing, the Trustee shall not be required to deliver such Demand Notice to the Demand Note Issuer. The Trustee shall cause the proceeds of any demand on the Series 2010-1 Demand Notes to be deposited into the Series 2010-1 Distribution Account.

(iii) Letter of Credit Draw. In the event that either (x) on or prior to 10:00 a.m. (New York City time) on the Business Day immediately preceding any Distribution Date next succeeding any date on which a Demand Notice has been transmitted by the Trustee to the Demand Note Issuer pursuant to clause (ii) of this Section 4.5(d) the Demand Note Issuer shall have failed to pay to the Trustee or deposit into the Series 2010-1 Distribution Account the amount specified in such Demand Notice in whole or in part or (y) due to the occurrence of an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to the Demand Note Issuer, the Trustee shall not have delivered such Demand Notice to the Demand Note Issuer on the second Business Day preceding the Series 2010-1 Termination Date, then, in the case of (x) or (y) the Trustee shall draw on the Series 2010-1 Letters of Credit by 12:00 noon (New York City time) on such Business Day an amount equal to the lesser of (a) the amount that the Demand Note Issuer failed to pay under the Series 2010-1 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) and (b) the Series 2010-1 Letter of

Credit Amount on such Business Day by presenting to each Series 2010-1 Letter of Credit Provider a draft accompanied by a Certificate of Unpaid Demand Note Demand; provided, however, that if the Series 2010-1 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2010-1 Cash Collateral Account and deposit in the Series 2010-1 Distribution Account an amount equal to the lesser of (x) the Series 2010-1 Cash Collateral Percentage on such Business Day of the amount that the Demand Note Issuer failed to pay under the Series 2010-1 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) and (y) the Series 2010-1 Available Cash Collateral Account Amount on such Business Day and draw an amount equal to the remainder of the amount that the Demand Note Issuer failed to pay under the Series 2010-1 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) on the Series 2010-1 Letters of Credit. The Trustee shall deposit, or cause the deposit of, the proceeds of any draw on the Series 2010-1 Letters of Credit and the proceeds of any withdrawal from the Series 2010-1 Cash Collateral Account to be deposited in the Series 2010-1 Distribution Account on such Distribution Date.

(e) Distribution. On each Distribution Date, the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay pro rata to each Series 2010-1 Noteholder from the Series 2010-1 Distribution Account the amount deposited therein pursuant to Section 4.5(a), (c) and/or (d).

Section 4.6 Administrator’s Failure to Instruct the Trustee to Make a Deposit or Payment. If the Administrator fails to give notice or instructions to make any payment from the Group II Collection Account or deposit into the Collection Account (which amount is to be further credited to the Group II Collection Account) or the Group II Collection Account required to be given by the Administrator, at the time specified in the Group II Administration Agreement or any other Series 2010-1 Related Document (including applicable grace periods), the Trustee shall make such payment or deposit into or from the Collection Account or Group II Collection Account, as the case may be, without such notice or instruction from the Administrator, provided that the Administrator, upon request of the Trustee, promptly provides the Trustee with all information necessary to allow the Trustee to make such a payment or deposit. When any payment or deposit hereunder or under any other Series 2010-1 Related Document is required to be made by the Trustee or the Paying Agent at or prior to a specified time, the Administrator shall deliver any applicable written instructions with respect thereto reasonably in advance of such specified time.

Section 4.7 Series 2010-1 Reserve Account.

(a) Establishment of Series 2010-1 Reserve Account. CPF shall establish and maintain in the name of the Trustee for the benefit of the Series 2010-1 Noteholders, or cause to be established and maintained, an account (the “Series 2010-1 Reserve Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the

Series 2010-1 Noteholders. The Series 2010-1 Reserve Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2010-1 Reserve Account; provided that, if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depositary institution or trust company shall be reduced to below “Baa2” by Moody’s, then CPF shall, within 30 days of such reduction, establish a new Series 2010-1 Reserve Account with a new Qualified Institution. If the Series 2010-1 Reserve Account is not maintained in accordance with the previous sentence, CPF shall establish a new Series 2010-1 Reserve Account, within ten (10) Business Days after obtaining knowledge of such fact, which complies with such sentence, and shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Series 2010-1 Reserve Account into the new Series 2010-1 Reserve Account. Initially, the Series 2010-1 Reserve Account shall be established with The Bank of New York Mellon Trust Company, N.A.; provided that if the Series 2010-1 Reserve Account is established with any other institution, CPF shall cause such institution to enter into an agreement in form and substance reasonably satisfactory to the Trustee establishing “control” within the meaning of Section 8-106 of the New York UCC by the Trustee over the Series 2010-1 Reserve Account, including agreements by such institution to (i) to act as the securities intermediary (as defined in Section 8-102(a)(14) of the New York UCC) with respect to the Series 2010-1 Reserve Account; (ii) that its jurisdiction as securities intermediary is New York; (iii) that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Series 2010-1 Reserve Account shall be treated as a financial asset (as defined in Section 8-102(a)(9) of the New York UCC) and (iv) to comply with any entitlement order (as defined in Section 8-102(a)(8) of the New York UCC) issued by the Trustee without further consent of CPF.

(b) Administration of the Series 2010-1 Reserve Account. The Administrator may instruct the institution maintaining the Series 2010-1 Reserve Account to invest funds on deposit in the Series 2010-1 Reserve Account from time to time in Permitted Investments; provided, however, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Series 2010-1 Reserve Account is held with the Paying Agent, then such investment may mature on such Distribution Date and such funds shall be available for withdrawal on or prior to such Distribution Date. All such Permitted Investments will be credited to the Series 2010-1 Reserve Account and any such Permitted Investments that constitute (i) physical property (and that is not either a United States security entitlement or a security entitlement) shall be physically delivered to the Securities Intermediary; (ii) United States security entitlements or security entitlements shall be controlled (as defined in Section 8-106 of the New York UCC) by the Securities Intermediary pending maturity or disposition, and (iii) uncertificated securities (and not United States security entitlements) shall be delivered to the Securities Intermediary by causing the Securities Intermediary to become the registered holder of such securities. The Trustee shall, at the expense of CPF, take such action as is required to maintain the Trustee’s security interest in the Permitted Investments credited to the Series 2010-1 Reserve Account. CPF shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the purchase price of such Permitted Investments. In the absence of written investment instructions hereunder, funds on deposit in the Series 2010-1 Reserve Account shall remain uninvested.

(c) Earnings from Series 2010-1 Reserve Account. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2010-1 Reserve Account shall be deemed to be on deposit therein and available for distribution.

(d) Series 2010-1 Reserve Account Constitutes Additional Collateral for Series 2010-1 Notes. In order to secure and provide for the repayment and payment of the Note Obligations with respect to the Series 2010-1 Notes, CPF hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2010-1 Noteholders, all of CPF’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2010-1 Reserve Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2010-1 Reserve Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2010-1 Reserve Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2010-1 Reserve Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Series 2010-1 Reserve Account Collateral”). The Trustee shall possess all right, title and interest in and to all funds on deposit from time to time in the Series 2010-1 Reserve Account and in all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 2010-1 Reserve Account. The Series 2010-1 Reserve Account Collateral shall be under the sole dominion and control of the Trustee for the benefit of the Series 2010-1 Noteholders. The Securities Intermediary hereby agrees (i) to act as the securities intermediary (as defined in Section 8-102(a)(14) of the New York UCC) with respect to the Series 2010-1 Reserve Account; (ii) that its jurisdiction as securities intermediary is New York; (iii) that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Series 2010-1 Reserve Account shall be treated as a financial asset (as defined in Section 8-102(a)(9) of the New York UCC) and (iv) to comply with any entitlement order (as defined in Section 8-102(a)(8) of the New York UCC) issued by the Trustee without further consent of CPF.

(e) Preference Amount Withdrawals from the Series 2010-1 Reserve Account or the Series 2010-1 Cash Collateral Account. If a Series 2010-1 Noteholder notifies the Trustee in writing of the existence of a Preference Amount, then, subject to the satisfaction of the conditions set forth in the next succeeding sentence, on the Business Day on which those conditions are first satisfied, the Trustee shall withdraw from either (x) on or prior to the Series 2010-1 Letter of Credit Termination Date, the Series 2010-1 Reserve Account or (y) after the Series 2010-1 Letter of Credit Termination Date, the Series 2010-1 Cash Collateral Account and pay to such Series 2010-1 Noteholder an amount equal to such Preference Amount. Prior to any withdrawal from the Series 2010-1 Reserve Account or the Series 2010-1 Cash Collateral Account pursuant to this Section 4.7(e), the Trustee shall have received (i) a certified copy of the order requiring the return of such Preference Amount; (ii) an opinion of counsel satisfactory to the Trustee that such order is final and not subject to appeal; and (iii) a release as to any claim against CPF by the Series 2010-1 Noteholder for any amount paid in respect of such Preference Amount. On the Business Day after the Series 2010-1 Letter of Credit Termination Date, the Trustee shall transfer the amount on deposit in the Series 2010-1 Reserve Account to the Series 2010-1 Cash Collateral Account.

(f) Series 2010-1 Reserve Account Surplus. In the event that the Series 2010-1 Reserve Account Surplus on any Distribution Date, after giving effect to all withdrawals from the Series 2010-1 Reserve Account, is greater than zero, the Trustee, acting in accordance with the written instructions of the Administrator pursuant to the Group II Administration Agreement, shall withdraw from the Series 2010-1 Reserve Account an amount equal to the Series 2010-1 Reserve Account Surplus and shall pay such amount to CPF.

(g) Termination of Series 2010-1 Reserve Account. Upon the termination of the Indenture pursuant to Section 11.1 of the Base Indenture, the Trustee, acting in accordance with the written instructions of the Administrator, after the prior payment of all amounts owing to the Series 2010-1 Noteholders and payable from the Series 2010-1 Reserve Account as provided herein, shall withdraw from the Series 2010-1 Reserve Account all amounts on deposit therein for payment to CPF.

Section 4.8 Series 2010-1 Letters of Credit and Series 2010-1 Cash Collateral Account.

(a) Series 2010-1 Letters of Credit and Series 2010-1 Cash Collateral Account Constitute Additional Collateral for Series 2010-1 Notes. In order to secure and provide for the repayment and payment of the Note Obligations with respect to the Series 2010-1 Notes, CPF hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2010-1 Noteholders, all of CPF’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) each Series 2010-1 Letter of Credit; (ii) the Series 2010-1 Cash Collateral Account, including any security entitlement thereto; (iii) all funds on deposit in the Series 2010-1 Cash Collateral Account from time to time; (iv) all certificates and instruments, if any, representing or evidencing any or all of the Series 2010-1 Cash Collateral Account or the funds on deposit therein from time to time; (v) all investments made at any time and from time to time with monies in the Series 2010-1 Cash Collateral Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (vi) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2010-1 Cash Collateral Account, the funds on deposit therein from time to time or the investments made with such funds; and (vii) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (ii) through (vii) are referred to, collectively, as the “Series 2010-1 Cash Collateral Account Collateral”). The Trustee shall, for the benefit of the Series 2010-1 Noteholders, possess all right, title and interest in all funds on deposit from time to time in the Series 2010-1 Cash Collateral Account and in all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 2010-1 Cash Collateral Account. The Series

2010-1 Cash Collateral Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 2010-1 Noteholders. The Securities Intermediary hereby agrees (i) to act as the securities intermediary (as defined in Section 8-102(a)(14) of the New York UCC) with respect to the Series 2010-1 Cash Collateral Account; (ii) that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Series 2010-1 Cash Collateral Account shall be treated as a financial asset (as defined in Section 8-102(a)(9) of the New York UCC) and (iii) to comply with any entitlement order (as defined in Section 8-102(a)(8) of the New York UCC) issued by the Trustee without further consent of CPF.

(b) Series 2010-1 Letter of Credit Expiration Date. If prior to the date which is ten (10) days prior to the then scheduled Series 2010-1 Letter of Credit Expiration Date with respect to any Series 2010-1 Letter of Credit, excluding the amount available to be drawn under such Series 2010-1 Letter of Credit but taking into account each substitute Series 2010-1 Letter of Credit which has been obtained from a Series 2010-1 Eligible Letter of Credit Provider and is in full force and effect on such date, the Series 2010-1 Enhancement Amount would be equal to or more than the Series 2010-1 Required Enhancement Amount and the Series 2010-1 Liquidity Amount would be equal to or greater than the Series 2010-1 Required Liquidity Amount, then the Administrator shall notify the Trustee in writing no later than two Business Days prior to such Series 2010-1 Letter of Credit Expiration Date of such determination. If prior to the date which is ten (10) days prior to the then scheduled Series 2010-1 Letter of Credit Expiration Date with respect to any Series 2010-1 Letter of Credit, excluding the amount available to be drawn under such Series 2010-1 Letter of Credit but taking into account a substitute Series 2010-1 Letter of Credit which has been obtained from a Series 2010-1 Eligible Letter of Credit Provider and is in full force and effect on such date, the Series 2010-1 Enhancement Amount would be less than the Series 2010-1 Required Enhancement Amount or the Series 2010-1 Liquidity Amount would be less than the Series 2010-1 Required Liquidity Amount, then the Administrator shall notify the Trustee in writing no later than two Business Days prior to such Series 2010-1 Letter of Credit Expiration Date of (x) the greater of (A) the excess, if any, of the Series 2010-1 Required Enhancement Amount over the Series 2010-1 Enhancement Amount, excluding the available amount under such expiring Series 2010-1 Letter of Credit but taking into account any substitute Series 2010-1 Letter of Credit which has been obtained from a Series 2010-1 Eligible Letter of Credit Provider and is in full force and effect, on such date, and (B) the excess, if any, of the Series 2010-1 Required Liquidity Amount over the Series 2010-1 Liquidity Amount, excluding the available amount under such expiring Series 2010-1 Letter of Credit but taking into account any substitute Series 2010-1 Letter of Credit which has been obtained from a Series 2010-1 Eligible Letter of Credit Provider and is in full force and effect, on such date, and (y) the amount available to be drawn on such expiring Series 2010-1 Letter of Credit on such date. Upon receipt of such notice by the Trustee on or prior to 10:00 a.m. (New York City time) on any Business Day, the Trustee shall, by 12:00 p.m. (New York City time) on such Business Day (or, in the case of any notice given to the Trustee after 10:00 a.m. (New York City time), by 12:00 p.m. (New York City time) on the next following Business Day), draw the lesser of the amounts set forth in clauses (x) and (y) above on such expiring Series 2010-1 Letter of Credit by presenting a draft accompanied by a Certificate of Termination Demand and shall cause the Termination Disbursement to be deposited in the Series 2010-1 Cash Collateral Account.

If the Trustee does not receive the notice from the Administrator described in the first paragraph of this Section 4.8(b) on or prior to the date that is two (2) Business Days prior to each Series 2010-1 Letter of Credit Expiration Date, the Trustee shall, by 5:00 p.m. (New York City time) on such Business Day draw the full amount of such Series 2010-1 Letter of Credit by presenting a draft accompanied by a Certificate of Termination Demand and shall cause the Termination Disbursement to be deposited in the Series 2010-1 Cash Collateral Account.

(c) Series 2010-1 Letter of Credit Providers. The Administrator shall notify the Trustee in writing within one Business Day of becoming aware that (i) the long-term senior unsecured debt credit rating of any Series 2010-1 Letter of Credit Provider has fallen below “A1” as determined by Moody’s or (ii) the short-term senior unsecured debt credit rating of any Series 2010-1 Letter of Credit Provider has fallen below “P-1” as determined by Moody’s. At such time the Administrator shall also notify the Trustee of (i) the greater of (A) the excess, if any, of the Series 2010-1 Required Enhancement Amount over the Series 2010-1 Enhancement Amount, excluding the available amount under the Series 2010-1 Letter of Credit issued by such Series 2010-1 Letter of Credit Provider, on such date, and (B) the excess, if any, of the Series 2010-1 Required Liquidity Amount over the Series 2010-1 Liquidity Amount, excluding the available amount under such Series 2010-1 Letter of Credit, on such date, and (ii) the amount available to be drawn on such Series 2010-1 Letter of Credit on such date. Upon receipt of such notice by the Trustee on or prior to 10:00 a.m. (New York City time) on any Business Day, the Trustee shall, by 12:00 p.m. (New York City time) on such Business Day (or, in the case of any notice given to the Trustee after 10:00 a.m. (New York City time), by 12:00 p.m. (New York City time) on the next following Business Day), draw on such Series 2010-1 Letter of Credit in an amount equal to the lesser of the amounts in clause (i) and clause (ii) of the immediately preceding sentence on such Business Day by presenting a draft accompanied by a Certificate of Termination Demand and shall cause the Termination Disbursement to be deposited in the Series 2010-1 Cash Collateral Account.

(d) Draws on the Series 2010-1 Letters of Credit. If there is more than one Series 2010-1 Letter of Credit on the date of any draw on the Series 2010-1 Letters of Credit pursuant to the terms of this Series Supplement, the Administrator shall instruct the Trustee, in writing, to draw on each Series 2010-1 Letter of Credit in an amount equal to the Pro Rata Share of the Series 2010-1 Letter of Credit Provider issuing such Series 2010-1 Letter of Credit of the amount of such draw on the Series 2010-1 Letters of Credit.

(e) Establishment of Series 2010-1 Cash Collateral Account. On or prior to the Series 2010-1 Closing Date, CPF shall establish and maintain in the name of the Trustee for the benefit of the Series 2010-1 Noteholders, or cause to be established and maintained, an account (the “Series 2010-1 Cash Collateral Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2010-1 Noteholders. The Series 2010-1 Cash Collateral Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2010-1 Cash Collateral Account; provided that, if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depository institution or trust company shall be reduced to below “Baa3” by Moody’s, then CPF shall, within 30 days of such reduction, establish a new Series 2010-1 Cash Collateral Account with a new Qualified Institution or a new segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2010-1 Cash Collateral Account. If a new Series 2010-1 Cash Collateral Account is established, CPF shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Series 2010-1 Cash Collateral Account into the new Series 2010-1 Cash Collateral Account. Initially, the Series 2010-1 Cash Collateral Account shall be established with The Bank of New York Mellon Trust Company, N.A.; provided that if the Series 2010-1 Cash Collateral Account is established with any other institution, CPF shall cause such institution to enter into an agreement in form and substance reasonably satisfactory to the Trustee establishing “control” within the meaning of Section 8-106 of the New York UCC by the Trustee over the Series 2010-1 Cash Collateral Account, including agreements by such institution to (i) to act as the securities intermediary (as defined in Section 8-102(a)(14) of the New York UCC) with respect to the Series 2010-1 Cash Collateral Account; (ii) that its jurisdiction as securities intermediary is New York; (iii) that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Series 2010-1 Cash Collateral Account shall be treated as a financial asset (as defined in Section 8-102(a)(9) of the New York UCC) and (iv) to comply with any entitlement order (as defined in Section 8-102(a)(8) of the New York UCC) issued by the Trustee without further consent of CPF.

(f) Administration of the Series 2010-1 Cash Collateral Account. CPF may instruct (by standing instructions or otherwise) the institution maintaining the Series 2010-1 Cash Collateral Account to invest funds on deposit in the Series 2010-1 Cash Collateral Account from time to time in Permitted Investments; provided, however, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Series 2010-1 Cash Collateral Account is held with the Paying Agent, in which case such investment may mature on such Distribution Date so long as such funds shall be available for withdrawal on or prior to such Distribution Date. All such Permitted Investments will be credited to the Series 2010-1 Cash Collateral Account and any such Permitted Investments that constitute (i) physical property (and that is not either a United States security entitlement or a security entitlement) shall be physically delivered to the Securities Intermediary; (ii) United States security entitlements or security entitlements shall be controlled (as defined in Section 8-106 of the New York UCC) by the Securities Intermediary pending maturity or disposition, and (iii) uncertificated securities (and not United States security entitlements) shall be delivered to the Securities Intermediary by causing the Trustee to become the registered holder of such securities. The Securities Intermediary shall, at the expense of CPF, take such action as is required to maintain the Trustee’s security interest in the Permitted Investments credited to the Series 2010-1 Cash Collateral Account. CPF shall not direct the Securities Intermediary to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of principal of such Permitted Investment. In the absence of written investment instructions hereunder, funds on deposit in the Series 2010-1 Cash Collateral Account shall remain uninvested.

(g) Earnings from Series 2010-1 Cash Collateral Account. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2010-1 Cash Collateral Account shall be deemed to be on deposit therein and available for distribution.

(h) Series 2010-1 Cash Collateral Account Surplus. In the event that the Series 2010-1 Cash Collateral Account Surplus on any Distribution Date (or, after the Series 2010-1 Letter of Credit Termination Date, on any date) is greater than zero, the Trustee, acting in accordance with the written instructions of the Administrator, shall withdraw from the Series 2010-1 Cash Collateral Account an amount equal to the Series 2010-1 Cash Collateral Account Surplus and shall pay such amount: first, to the Series 2010-1 Letter of Credit Providers to the extent of any unreimbursed drawings under the related Series 2010-1 Reimbursement Agreement, for application in accordance with the provisions of the related Series 2010-1 Reimbursement Agreement, and, second, to CPF any remaining amount.

(i) Termination of Series 2010-1 Cash Collateral Account. Upon the termination of this Series Supplement in accordance with its terms, the Trustee, acting in accordance with the written instructions of the Administrator, after the prior payment of all amounts owing to the Series 2010-1 Noteholders and payable from the Series 2010-1 Cash Collateral Account as provided herein, shall withdraw from the Series 2010-1 Cash Collateral Account all amounts on deposit therein (to the extent not withdrawn pursuant to Section 4.8(h) above) and shall pay such amounts: first, to the Series 2010-1 Letter of Credit Providers to the extent of any unreimbursed drawings under the related Series 2010-1 Reimbursement Agreement, for application in accordance with the provisions of the related Series 2010-1 Reimbursement Agreement, and, second, to CPF any remaining amount.

(j) Termination Date Demands on the Series 2010-1 Letters of Credit. Prior to 10:00 a.m. (New York City time) on the Business Day immediately succeeding the Series 2010-1 Letter of Credit Termination Date, the Administrator shall determine the Series 2010-1 Demand Note Payment Amount as of the Series 2010-1 Letter of Credit Termination Date. If the Series 2010-1 Demand Note Payment Amount is greater than zero, then the Administrator shall instruct the Trustee in writing to draw on the Series 2010-1 Letters of Credit prior to 11:00 a.m. (New York City time) on such Business Day. Upon receipt of any such notice by the Trustee on or prior to 11:00 a.m. (New York City time) on a Business Day, the Trustee shall, by 12:00 noon (New York City time) on such Business Day draw an amount equal to the lesser of (i) the excess of the Series 2010-1 Demand Note Payment Amount over the Series 2010-1 Available Reserve Account Amount (prior to giving effect to any transfer to the Series 2010-1 Cash Collateral Account pursuant to Section 4.7(e) on such date) and (ii) the Series 2010-1 Letter of Credit Liquidity Amount on the Series 2010-1 Letters of Credit by presenting to each Series 2010-1 Letter of Credit Provider a draft accompanied by a Certificate of Termination Date Demand; provided, however, that if the Series 2010-1 Cash Collateral Account has been established and funded, the Trustee shall draw an amount equal to the product of (a) 100% minus the Series 2010-1 Cash Collateral Percentage and (b) the lesser of the amounts referred to in clause (i) or (ii) on such Business Day on the Series 2010-1 Letters of Credit as calculated by the Administrator and provided in writing to the Trustee. The Trustee shall cause the Termination Date Disbursement to be deposited in the Series 2010-1 Cash Collateral Account.

Section 4.9 Series 2010-1 Distribution Account.

(a) Establishment of Series 2010-1 Distribution Account. The Trustee shall establish and maintain in the name of the Trustee for the benefit of the Series 2010-1 Noteholders, or cause to be established and maintained, an account (the “Series 2010-1 Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2010-1 Noteholders. The Series 2010-1 Distribution Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2010-1 Distribution Account; provided that, if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depositary institution or trust company shall be reduced to below “Baa3” by Moody’s, then CPF shall, within 30 days of such reduction, establish a new Series 2010-1 Distribution Account with a new Qualified Institution. If the Series 2010-1 Distribution Account is not maintained in accordance with the previous sentence, CPF shall establish a new Series 2010-1 Distribution Account, within ten (10) Business Days after obtaining knowledge of such fact, which complies with such sentence, and shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Series 2010-1 Distribution Account into the new Series 2010-1 Distribution Account. Initially, the Series 2010-1 Distribution Account shall be established with The Bank of New York Mellon Trust Company, N.A.; provided that if the Series 2010-1 Distribution Account is established with any other institution, CPF shall cause such institution to enter into an agreement in form and substance reasonably satisfactory to the Trustee establishing “control” within the meaning of Section 8-106 of the New York UCC by the Trustee over the Series 2010-1 Distribution Account, including agreements by such institution to (i) to act as the securities intermediary (as defined in Section 8-102(a)(14) of the New York UCC) with respect to the Series 2010-1 Distribution Account; (ii) that its jurisdiction as securities intermediary is New York; (iii) that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Series 2010-1 Cash Collateral Account shall be treated as a financial asset (as defined in Section 8-102(a)(9) of the New York UCC) and (iv) to comply with any entitlement order (as defined in Section 8-102(a)(8) of the New York UCC) issued by the Trustee without further consent of CPF.

(b) Administration of the Series 2010-1 Distribution Account. The Administrator may instruct the institution maintaining the Series 2010-1 Distribution Account to invest funds on deposit in the Series 2010-1 Distribution Account from time to time in Permitted Investments; provided, however, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Series 2010-1 Distribution Account is held with the Paying Agent, then such investment may mature on such Distribution Date and such funds shall be available for withdrawal on or prior to such Distribution Date. All such Permitted Investments will be credited to the Series 2010-1 Distribution Account and any such Permitted Investments that constitute (i) physical property (and that is not either a United States security entitlement or a security entitlement) shall be physically delivered to the Securities Intermediary; (ii) United States security entitlements or security entitlements shall be controlled (as defined in Section 8-106 of the New York UCC) by the Securities Intermediary pending maturity or disposition, and (iii) uncertificated securities (and not United States security entitlements) shall be delivered to the Securities Intermediary by causing the Securities Intermediary to become the registered holder of such securities. The Trustee shall, at the expense of CPF, take such action as is required to maintain the Trustee’s security interest in the Permitted Investments credited to the Series 2010-1 Distribution Account. CPF shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the purchase price of such Permitted Investments. In the absence of written investment instructions hereunder, funds on deposit in the Series 2010-1 Distribution Account shall remain uninvested.

(c) Earnings from Series 2010-1 Distribution Account. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2010-1 Distribution Account shall be deemed to be on deposit and available for distribution.

(d) Series 2010-1 Distribution Account and Certain Other Accounts Constitute Additional Collateral for Series 2010-1 Notes. In order to secure and provide for the repayment and payment of the Note Obligations with respect to the Series 2010-1 Notes, CPF hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2010-1 Noteholders, all of CPF’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2010-1 Distribution Account, the Series 2010-1 Collection Account, the Series 2010-1 Principal Subaccount and the Series 2010-1 Accrued Interest Account, including in each case, any security entitlement thereto; (ii) all funds on deposit in the foregoing accounts from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the foregoing accounts or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in any of the foregoing accounts, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any of the foregoing accounts, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Series 2010-1 Other Account Collateral”). The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2010-1 Distribution Account, the Series 2010-1 Collection Account, the Series 2010-1 Principal Subaccount and the Series 2010-1 Accrued Interest Account and in and to all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the foregoing accounts. The Series 2010-1 Other Account Collateral shall be under the sole dominion and control of the Trustee for the benefit of the Series 2010-1 Noteholders. The Securities Intermediary hereby agrees (i) to act as the securities intermediary (as defined in Section 8-102(a)(14) of the New York UCC) with respect to the Series 2010-1 Distribution Account, the Series 2010-1 Collection Account, the Series 2010-1 Principal Subaccount and the Series 2010-1 Accrued Interest Account; (ii) that its jurisdiction as securities intermediary is New York; (iii) that each item of property (whether investment property, financial asset, security, instrument or cash) credited to any of the foregoing accounts shall be treated as a financial asset (as defined in Section 8-102(a)(9) of the New York UCC) and (iv) to comply with any entitlement order (as defined in Section 8-102(a)(8) of the New York UCC) issued by the Trustee without further consent of CPF.

Section 4.10 Series 2010-1 Accounts Permitted Investments. CPF shall not, and shall not permit, funds on deposit in the Series 2010-1 Accounts to be invested in:

(a) Permitted Investments that do not mature at least one Business Day before the next Distribution Date;

(b) demand deposits, time deposits or certificates of deposit with a maturity in excess of 360 days;

(c) commercial paper which is not rated “P-1” by Moody’s;

(d) money market funds or eurodollar time deposits which are not rated “Aaa” and “P-1” by Moody’s;

(e) eurodollar deposits that are not rated “P-1” by Moody’s or that are with financial institutions not organized under the laws of a G-7 nation; or

(f) any investment, instrument or security not otherwise listed in clause (i) through (vi) of the definition of “Permitted Investments” in the Base Indenture.

Section 4.11 Series 2010-1 Demand Notes Constitute Additional Collateral for Series 2010-1 Notes. In order to secure and provide for the repayment and payment of the obligations with respect to the Series 2010-1 Notes, CPF hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2010-1 Noteholders, all of CPF’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2010-1 Demand Notes; (ii) all certificates and instruments, if any, representing or evidencing the Series 2010-1 Demand Notes; and (iii) all proceeds of any and all of the foregoing, including, without limitation, cash. On the date hereof, CPF shall deliver to the Trustee, for the benefit of the Series 2010-1 Noteholders, each Series 2010-1 Demand Note, endorsed in blank. The Trustee, for the benefit of the Series 2010-1 Noteholders, shall be the only Person authorized to make a demand for payments on the Series 2010-1 Demand Notes.

ARTICLE V

AMORTIZATION EVENTS

In addition to the Amortization Events set forth in Section 9.1 of the Base Indenture, any of the following shall be an Amortization Event with respect to the Series 2010-1 Notes and collectively shall constitute the Amortization Events set forth in Section 9.1(1) of the Base Indenture with respect to the Series 2010-1 Notes (without notice or other action on the part of the Trustee or any holders of the Series 2010-1 Notes):

(a) a Series 2010-1 Enhancement Deficiency shall occur and continue for at least two (2) Business Days; provided, however, that such event or condition shall not be an Amortization Event if during such two (2) Business Day period such Series 2010-1 Enhancement Deficiency shall have been cured in accordance with the terms and conditions of the Indenture and the Series 2010-1 Related Documents;

(b) the Series 2010-1 Liquidity Amount shall be less than the Series 2010-1 Required Liquidity Amount for at least two (2) Business Days; provided, however, that such event or condition shall not be an Amortization Event if during such two (2) Business Day period such insufficiency shall have been cured in accordance with the terms and conditions of the Indenture and the Series 2010-1 Related Documents;

(c) the Collection Account, the Group II Collection Account, the Series 2010-1 Collection Account, the Series 2010-1 Principal Subaccount, the Series 2010-1 Accrued Interest Account, the Series 2010-1 Distribution Account or the Series 2010-1 Reserve Account shall be subject to an injunction, estoppel or other stay or a Lien (other than Liens permitted under the Series 2010-1 Related Documents);

(d) the Series 2010-1 Invested Amount shall not have been reduced to zero on or prior to the Series 2010-1 Expected Final Distribution Date;

(e) any Series 2010-1 Letter of Credit shall not be in full force and effect for at least two (2) Business Days and either (x) a Series 2010-1 Enhancement Deficiency would result from excluding such Series 2010-1 Letter of Credit from the Series 2010-1 Enhancement Amount or (y) the Series 2010-1 Liquidity Amount, excluding therefrom the available amount under such Series 2010-1 Letter of Credit, would be less than the Series 2010-1 Required Liquidity Amount;

(f) from and after the funding of the Series 2010-1 Cash Collateral Account, the Series 2010-1 Cash Collateral Account shall be subject to an injunction, estoppel or other stay or a Lien (other than Liens permitted under the Series 2010-1 Related Documents) for at least two (2) Business Days and either (x) a Series 2010-1 Enhancement Deficiency would result from excluding the Series 2010-1 Available Cash Collateral Account Amount from the Series 2010-1 Enhancement Amount or (y) the Series 2010-1 Liquidity Amount, excluding therefrom the Series 2010-1 Available Cash Collateral Account, would be less than the Series 2010-1 Required Liquidity Amount;

(g) an Event of Bankruptcy shall have occurred with respect to any Series 2010-1 Letter of Credit Provider or any Series 2010-1 Letter of Credit Provider repudiates its Series 2010-1 Letter of Credit or refuses to honor a proper draw thereon and such repudiation or refusal is not cured, or such Series 2010-1 Letter of Credit is not replaced, within two (2) Business Days, and either (x) a Series 2010-1 Enhancement Deficiency would result from excluding such Series 2010-1 Letter of Credit from the Series 2010-1 Enhancement Amount or (y) the Series 2010-1 Liquidity Amount, excluding therefrom the available amount under such Series 2010-1 Letter of Credit, would be less than the Series 2010-1 Required Liquidity Amount; or

(h) a Borrowing Base Deficiency shall occur and continue for at least ten (10) days.

Upon the occurrence of an Amortization Event with respect to the Series 2010-1 Notes, all Collections shall be allocated and distributed to the Series 2010-1 Noteholders in accordance with Article IV hereof.

Notwithstanding any provision to the contrary in this Indenture, (i) the occurrence of an Amortization Event described in clause (d) of this Article V shall constitute a Limited Liquidation Event of Default if such Amortization Event is not cured or otherwise waived within 30 days of the occurrence thereof and (ii) upon the occurrence of any such Limited Liquidation Event of Default described in the foregoing clause (i), the Trustee shall, without any further direction or other action on the part of any of the Series 2010-1 Noteholders, promptly commence, or cause CPF to commence, the sale of Group II CPF Trucks to third parties in an amount sufficient to pay all interest and principal on the Series 2010-1 Notes.

ARTICLE VI

FORM OF SERIES 2010-1 NOTES

Section 6.1 Restricted Global Series 2010-1 Notes. The Series 2010-1 Notes to be issued in the United States will be issued in book-entry form and represented by one or more permanent global Notes in fully registered form without interest coupons (each, a “Restricted Global Series 2010-1 Note”), substantially in the form set forth in Exhibit A, with such legends as may be applicable thereto as set forth in the Base Indenture, and will be sold only in the United States (1) initially to institutional accredited investors within the meaning of Regulation D under the Securities Act in reliance on an exemption from the registration requirements of the Securities Act and (2) thereafter to qualified institutional buyers within the meaning of, and in reliance on, Rule 144A under the Securities Act and shall be deposited on behalf of the purchasers of the Series 2010-1 Notes represented thereby, with the Trustee as custodian for DTC, and registered in the name of Cede as DTC’s nominee, duly executed by CPF and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture.

Section 6.2 Regulation S Global Series 2010-1 Notes. The Series 2010-1 Notes to be issued outside the United States will be issued and sold in transactions outside the United States in reliance on Regulation S under the Securities Act, and shall be issued in the form of one or more permanent global Notes in fully registered form without interest coupons (each, a “Regulation S Global Series 2010-1 Note”), substantially in the form set forth in Exhibit A, with such legends as may be applicable thereto as set forth in the Base Indenture, and shall be deposited on behalf of the purchasers of the Series 2010-1 Notes represented thereby, with the Trustee as custodian for DTC, and registered in the name of Cede as DTC’s nominee for the accounts of Euroclear Bank S.A./N.V., as operator of Euroclear and Clearstream, duly executed by CPF and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture.

Section 6.3 Denomination. The Series 2010-1 Notes shall be issued in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof.

ARTICLE VII

GENERAL

Section 7.1 Optional Repurchase and Optional Prepayment.

(a) The Series 2010-1 Notes shall be subject to repurchase by CPF at its option on any Distribution Date after the Series 2010-1 Invested Amount is reduced to an amount less than or equal to $23,000,000. The repurchase price for any Series 2010-1 Notes shall equal the aggregate outstanding principal balance of such Series 2010-1 Notes (determined after giving effect to any payments of principal and interest on such Distribution Date), plus accrued and unpaid interest on such outstanding principal balance.

(b) The Series 2010-1 Notes shall be subject to prepayment by CPF at its option, to the extent necessary to cure a Borrowing Base Deficiency or other potential Amortization Event.

Section 7.2 Information. The Trustee shall provide to the Series 2010-1 Noteholders, or their designated agent, copies of all information furnished to the Trustee or CPF pursuant to the Series 2010-1 Related Documents, as such information relates to the Series 2010-1 Notes or the Series 2010-1 Collateral.

Section 7.3 Exhibits. The following exhibits attached hereto supplement the exhibits included in the Base Indenture.

Exhibit A:	Form of Series 2010-1 Note
Exhibit B:	Form of Lease Payment Deficit Notice
Exhibit C:	Form of Demand Notice
Exhibit D:	Form of Series 2010-1 Demand Note
Exhibit E:	Form of Series 2010-1 Letter of Credit
Exhibit F:	Form of Monthly Noteholders’ Statement

Section 7.4 Ratification of Base Indenture. As supplemented by this Series Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument.

Section 7.5 Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 7.6 Governing Law. This Series Supplement shall be construed in accordance with the law of the State of New York, and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law.

Section 7.7 Amendments.

(a) This Series Supplement may be modified or amended, and any provision may be waived, from time to time in accordance with the terms of the Base Indenture; provided, that if, pursuant to the terms of the Base Indenture or this Series Supplement, the consent of the Required Noteholders is required for an amendment or modification of this Series Supplement, such requirement shall be satisfied if such amendment, modification or waiver is consented to by the Series 2010-1 Required Noteholders.

(b) CPF may amend or modify the Termination Value Curve Schedule from time to time without Noteholder consent; provided, however, that no such amendment or modification that would result in any Termination Value Percentage being less than the Termination Value Percentage set forth on the Termination Value Curve Schedule as of the Series 2010-1 Closing Date may be effected without (i) satisfaction of the Rating Agency Condition with respect to such amendment or modification and (ii) the prior written consent of the Required Noteholders of each Group II Series of Notes.

Section 7.8 Discharge of Indenture. Notwithstanding anything to the contrary contained in the Base Indenture, no discharge of the Indenture pursuant to Section 11.1(b) of the Base Indenture will be effective as to the Series 2010-1 Notes without the consent of the Series 2010-1 Required Noteholders.

Section 7.9 Series 2010-1 Demand Notes. Other than pursuant to a demand thereon pursuant to Section 4.5 of this Series Supplement, CPF shall not reduce the amount of the Series 2010-1 Demand Notes or forgive amounts payable thereunder so that the outstanding principal amount of the Series 2010-1 Demand Notes after such reduction or forgiveness is less than the Series 2010-1 Letter of Credit Liquidity Amount. CPF shall not agree to any amendment of the Series 2010-1 Demand Notes without first satisfying the Rating Agency Condition with respect to the Series 2010-1 Notes.

Section 7.10 Termination of Series Supplement. This Series Supplement shall cease to be of further effect when all outstanding Series 2010-1 Notes theretofore authenticated and issued have been delivered (other than destroyed, lost, or stolen Series 2010-1 Notes which have been replaced or paid) to the Trustee for cancellation and CPF has paid all sums payable hereunder and, if the Series 2010-1 Demand Note Payment Amount on the Series 2010-1 Letter of Credit Termination Date was greater than zero, the Series 2010-1 Cash Collateral Account Surplus shall equal zero, the Demand Note Preference Payment Amount shall have been reduced to zero and all amounts have been withdrawn from the Series 2010-1 Cash Collateral Account in accordance with Section 4.8(h) of this Series Supplement.

Section 7.11 Other Series. CPF shall not issue any Group II Series of Notes, other than the Series 2010-1 Notes, without the prior written consent of the Series 2010-1 Required Noteholders.

Section 7.12 Collateral Representations and Warranties of CPF.

(a) CPF owns and has good and marketable title to the Series 2010-1 Collateral, free and clear of all Liens other than Permitted Liens. This Indenture constitutes a valid and continuing Lien on the Series 2010-1 Collateral in favor of the Trustee on behalf of the Secured Parties, which Lien on the Series 2010-1 Collateral has been perfected and is prior to all other Liens (other than Permitted Liens), enforceable as such as against creditors of and purchasers from CPF in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors’ rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing. CPF has received all consents and approvals required by the terms of the Series 2010-1 Collateral to the pledge of the Series 2010-1 Collateral to the Trustee.

(b) Other than the security interest granted to the Trustee hereunder, CPF has not pledged, assigned, sold or granted a security interest in the Series 2010-1 Collateral. All action necessary to protect and perfect the Trustee’s security interest in the Series 2010-1 Collateral has been duly and effectively taken. No security agreement, financing statement, equivalent security or lien instrument or continuation statement listing CPF as debtor covering all or any part of the Series 2010-1 Collateral is on file or of record in any jurisdiction, except such as may have been filed, recorded or made by CPF in favor of the Trustee on behalf of the Secured Parties in connection with this Indenture, and CPF has not authorized any such filing.

Section 7.13 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Trustee, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

Section 7.14 Notices. All notices, requests, instructions and demands to or upon any party hereto to be effective shall be given in the manner set forth in Section 13.1 of the Base Indenture.

Section 7.15 Opinions of Counsel. CPF shall furnish to the Trustee, upon written request received on or before March 31 of any calendar year commencing in 2011, an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of the Indenture, any indentures supplemental thereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as are necessary to maintain the perfection of the lien and security interest created by the Indenture in the Collateral and the Group II Collateral and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain the perfection of such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of the Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the perfection of the lien and security interest of the Indenture in the Collateral and the Group II Collateral until March 31 in the following calendar year.

Section 7.16 Collateral Covenants of the Trustee. The Trustee shall hold the Series 2010-1 Demand Note and any other Series 2010-1 Collateral in the State of New York.

Section 7.17 Monthly Noteholders’ Statement. In addition to their obligations hereunder, CPF and the Administrator shall furnish to the Paying Agent a Monthly Noteholders’ Statement pursuant to Section 4.1(d) of the Base Indenture with respect to the Series 2010-1 Notes in susbstantially the form of Exhibit F to this Series Supplement.

Section 7.18 Indemnification by CPF. CPF agrees to indemnify and hold harmless the Trustee and each of its officers, directors, agents and employees (each, a “Company Indemnified Person”) from and against any loss, liability, expense, damage or injury suffered or sustained by such Company Indemnified Person by reason of (i) any acts, omissions or alleged acts or omissions arising out of, or relating to, activities of CPF pursuant to the Indenture or the other Applicable Related Documents with respect to each Group II Series of Notes to which it is a party, (ii) a breach of any representation or warranty made or deemed made by CPF (or any of its officers) in the Indenture or other Applicable Related Document with respect to each Group II Series of Notes or (iii) a failure by CPF to comply with any applicable law or regulation or to perform its covenants, agreements, duties or obligations required to be performed or observed by it in accordance with the provisions of the Indenture or the other Applicable Related Documents with respect to each Group II Series of Notes, including, but not limited to, any judgment, award, settlement, reasonable attorneys’ fees and other reasonable costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim, except to the extent such loss, liability, expense, damage or injury resulted from the negligence, bad faith or willful misconduct of such Company Indemnified Person or its officers, directors, agents, principals, employees or employers or includes any Excluded Taxes; provided, that any payments made by CPF pursuant to this Section 7.18 shall be made solely from funds available pursuant to Section 4.3(e), shall be non-recourse other than with respect to such funds, and shall not constitute a claim against CPF to the extent that such funds are insufficient to make such payment. The indemnification provided for in this Section 7.18 shall survive the termination of the Base Indenture, this Series Supplement or any Applicable Related Document with respect to any Group II Series of Notes.

IN WITNESS WHEREOF, each of the parties hereto has caused this Series Supplement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

CENTRE POINT FUNDING, LLC, as Issuer

By:	/s/ David B. Wyshner
	Name:	David B. Wyshner
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., not in its individual capacity, but solely as Trustee, as Series 2010-1 Agent and as Securities Intermediary

By:	/s/ Sally R. Tokich
	Name:	Sally R. Tokich
	Title:	Senior Associate

EXHIBIT A

to

Series 2010-1

Supplement

FORM OF GLOBAL NOTE

REGISTERED

No. [___]	$ [___]

SEE BELOW FOR CERTAIN CONDITIONS

CUSIP NO. [        ]

ISIN NO. [        ]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES OR “BLUE SKY” LAWS. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES FOR THE BENEFIT OF CENTRE POINT FUNDING, LLC (THE “COMPANY”) THAT THIS NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON U.S. PERSON (AS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT OR (4) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE OR, IN THE CASE OF A NOTE OWNER, A BENEFICIAL INTEREST IN A NOTE, IS DEEMED TO REPRESENT, WARRANT AND AGREE THAT (A) EITHER (I) IT IS NOT, AND IS NOT ACQUIRING SUCH NOTE OR INTEREST THEREIN WITH THE ASSETS OF, A PLAN OR ACCOUNT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR AN ENTITY THAT IS DEEMED TO HOLD ASSETS OF ANY OF THE FOREGOING, OR A GOVERNMENTAL, CHURCH OR NON-U.S. PLAN WHICH IS SUBJECT TO ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SUBSTANTIALLY SIMILAR TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND/OR SECTION 4975 OF THE

EXHIBIT A

to

Series 2010-1

Supplement

CODE (“SIMILAR LAWS”), OR (II) THE ACQUISITION AND HOLDING OF SUCH NOTE OR INTEREST THEREIN BY THE NOTEHOLDER OR NOTE OWNER, THROUGHOUT THE PERIOD THAT IT HOLDS SUCH NOTE OR INTEREST THEREIN, WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL, CHURCH OR NON-U.S. PLAN, A NON-EXEMPT VIOLATION OF ANY SIMILAR LAWS), BECAUSE THE ACQUISITION AND HOLDING OF SUCH NOTE OR INTEREST THEREIN (X) IS NOT, AND WILL NOT BECOME, SUBJECT TO SUCH LAWS OR (Y) IS COVERED BY AN EXEMPTION FROM ALL APPLICABLE PROHIBITED TRANSACTIONS, ALL OF THE CONDITIONS OF WHICH ARE AND WILL BE SATISFIED UPON ITS ACQUISITION OF, AND THROUGHOUT THE TERM THAT IT HOLDS, SUCH NOTE OR INTEREST THEREIN, AND (B) IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER SUCH NOTE OR INTEREST THEREIN IN VIOLATION OF THE FOREGOING.

EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.19 OF THE BASE INDENTURE, THIS SERIES 2010-1 NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS SERIES 2010-1 NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), TO CENTRE POINT FUNDING, LLC OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SERIES 2010-1 NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. (“CEDE”) OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE, HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS SERIES 2010-1 NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS SERIES 2010-1 NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

EXHIBIT A

to

Series 2010-1

Supplement

CENTRE POINT FUNDING, LLC

SERIES 2010-1 5.43% RENTAL TRUCK ASSET BACKED NOTE

CENTRE POINT FUNDING, LLC, a Delaware limited liability company (herein referred to as the “Company”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [        ] DOLLARS (as such amount may be increased or decreased as indicated from time to time, but not to exceed Two Hundred Million Dollars (U.S. $200,000,000), on Schedule A attached hereto), which amount shall be payable in the amounts and at the times set forth in the Indenture (as defined on the reverse of this Series 2010-1 Note); provided, however, that the entire unpaid principal amount of this Series 2010-1 Note shall be due on the Series 2010-1 Termination Date. However, principal with respect to this Series 2010-1 Note may be paid earlier or later under certain limited circumstances described in the Indenture. The Company shall pay interest on this Series 2010-1 Note at the Series 2010-1 Note Rate, as provided in Section 4.4 of the Series 2010-1 Supplement. Such interest shall be payable on each Distribution Date until the principal of this Series 2010-1 Note is paid, or made available for payment, on the principal amount of this Series 2010-1 Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date). Interest on this Series 2010-1 Note shall accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from the date of issuance of this Series 2010-1 Note. Such principal of and interest on this Series 2010-1 Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Series 2010-1 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Series 2010-1 Note shall be applied first to interest due and payable on this Series 2010-1 Note as provided above and then to the unpaid principal of this Series 2010-1 Note. This Series 2010-1 Note does not represent an interest in, or an obligation of, ABCR, BRAC, BTR or any affiliate of ABCR, BRAC or BTR, other than the Company.

Reference is made to the further provisions of this Series 2010-1 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Series 2010-1 Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Series 2010-1 Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Company and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: The Bank of New York Mellon Trust Company, N.A., 2 North LaSalle Street, Suite 1020, Chicago, Illinois 60602. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Series 2010-1 Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

CENTRE POINT FUNDING, LLC

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Series 2010-1 Notes of a series issued under the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signature

EXHIBIT A

to

Series 2010-1

Supplement

REVERSE OF SERIES 2010-1 NOTE

This Series 2010-1 Note is one of a duly authorized issue of Series 2010-1 Notes of the Company, designated as its Series 2010-1 5.43% Rental Truck Asset Backed Notes (herein called the “Series 2010-1 Notes”), all issued under (i) an Amended and Restated Base Indenture, dated as of March 9, 2010 (such Amended and Restated Base Indenture, as amended or modified (exclusive of any Supplements thereto creating a new Series of Notes), is herein called the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and (ii) a Series 2010-1 Supplement thereto, dated as of March 9, 2010 (such supplement, as may be amended or modified, the “Series 2010-1 Supplement”), among the Company, the Trustee, and The Bank of New York Mellon Trust Company, N.A., as Series 2010-1 Agent and Securities Intermediary. The Base Indenture and the Series 2010-1 Supplement are referred to herein as the “Indenture”. The Series 2010-1 Notes are subject to all terms of the Indenture. All terms used in this Series 2010-1 Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

The Series 2010-1 Notes are and will be equally and ratably secured by the Series 2010-1 Collateral pledged as security therefor as provided in the Indenture.

“Distribution Date” means the twentieth day of each calendar month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing April 20, 2010.

As described above, principal of this Series 2010-1 Note shall be payable in the amounts and at the times set forth in the Indenture, provided, however, the entire unpaid principal amount of this Series 2010-1 Note shall be due and payable on the Series 2010-1 Termination Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default or Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Series 2010-1 Notes may be paid earlier, as described in the Indenture. All principal payments on the Series 2010-1 Notes shall be made pro rata to the Noteholders entitled thereto.

Payments of interest on this Series 2010-1 Note due and payable on each Distribution Date, together with the installment of principal then due shall be made by wire transfer in immediately available funds to the account designated by the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.). Any reduction in the principal amount of this Series 2010-1 Note (or any one or more predecessor Series 2010-1 Notes) effected by any payments made in accordance with the terms hereof and of the Indenture shall be binding upon all future Holders of this 2010-1 Note and of any Series 2010-1 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon.

The Company shall pay interest on overdue installments of interest at a rate per annum equal to the Series 2010-1 Note Rate, to the extent lawful.

This Series 2010-1 Note is nontransferable except in accordance with the Series 2010-1 Supplement.

EXHIBIT A

to

Series 2010-1

Supplement

Each Noteholder or Note Owner, by acceptance of a Series 2010-1 Note or, in the case of a Note Owner, a beneficial interest in a Series 2010-1 Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, the Administrator or the Trustee on the Series 2010-1 Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee or the Administrator in its individual capacity, (ii) any owner of a beneficial interest in the Company or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee or the Administrator in its individual capacity, any holder of a beneficial interest in the Company or the Trustee or of any successor or assign of the Trustee in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Series 2010-1 Note, subject to Section 13.18 of the Base Indenture.

Each Noteholder or Note Owner, by acceptance of a Series 2010-1 Note or, in the case of a Note Owner, a beneficial interest in a Series 2010-1 Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder or Note Owner, as applicable, will not, for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Applicable Related Documents with respect to any Series of Notes.

Prior to the due presentment for registration of transfer of this Series 2010-1 Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Series 2010-1 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Series 2010-1 Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

It is the intent of the Company and each Noteholder that, for Federal, state and local income and franchise tax purposes, the Series 2010-1 Notes will evidence indebtedness of the Company secured by the Series 2010-1 Collateral. Each Noteholder, by the acceptance of this Series 2010-1 Note, agrees to treat this Series 2010-1 Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 2010-1 Notes under the Indenture from time to time by the Company with the consent of Series 2010-1 Noteholders representing in aggregate more than 50% of the Series 2010-1 Invested Amount. The Indenture also contains provisions permitting the Holders of Series 2010-1 Notes representing specified percentages of the aggregate outstanding amount of the Series 2010-1 Notes, on behalf of the Holders of all the Series 2010-1 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain

EXHIBIT A

to

Series 2010-1

Supplement

past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Series 2010-1 Note (or any one or more predecessor Series 2010-1 Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Series 2010-1 Note and of any Series 2010-1 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Series 2010-1 Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 2010-1 Notes issued thereunder.

The term “Company” as used in this Series 2010-1 Note includes any successor to the Company under the Indenture.

The Series 2010-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Series 2010-1 Note and the Indenture shall be construed in accordance with the law of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

No reference herein to the Indenture and no provision of this Series 2010-1 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Series 2010-1 Note at the times, place, and rate, and in the coin or currency herein prescribed, subject to any duty of the Company to deduct or withhold any amounts as required by law, including any applicable U.S. withholding taxes.

[Interests in this Series 2010-1 Note will be transferable in accordance with the rules and procedures for the time being of the Euroclear System (“Euroclear”) or Clearstream Banking, société anonyme (“Clearstream”). Each person who is shown in the records of Euroclear and Clearstream as entitled to a particular number of Notes by way of an interest in this Series 2010-1 Note will be treated by the Company, the Trustee and any paying agent as the holder of such number of Notes. For purposes of this Series 2010-1 Note, the securities account records of Euroclear or Clearstream shall, in the absence of manifest error, be conclusive evidence of the identity of the holders of Notes and of the principal amount of Notes represented by this Series 2010-1 Note credited to the securities accounts of such holders of Notes. Any statement issued by Euroclear or Clearstream to any holder relating to a specified Note or Notes credited to the securities account of such holder and stating the principal amount of such Note or Notes and certified by Euroclear or Clearstream to be a true record of such securities account shall, in the absence of manifest error, be conclusive evidence of the records of Euroclear or Clearstream for the purposes of the next preceding sentence (but without prejudice to any other means of producing such records in evidence). Notwithstanding any provision to the contrary contained in this Series 2010-1 Note, the Company irrevocably agrees, for the benefit of such holder and its successors and assigns, that, subject to the provisions of the Indenture, each holder or its successors or assigns may file any claim, take any action or institute any proceeding to enforce, directly against the Company, the obligation of the Company hereunder to pay any amount due in respect of each Note represented by this Series 2010-1 Note which is credited to

EXHIBIT A

to

Series 2010-1

Supplement

such holder’s securities account with Euroclear or Clearstream without the production of this Series 2010-1 Note.]1

[1]	Include in Regulation S Global Note only.

EXHIBIT A

to

Series 2010-1

Supplement

SCHEDULE A

SCHEDULE OF EXCHANGES IN GLOBAL NOTE

The following exchanges of a part of this Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee or Registrar

EXHIBIT A

to

Series 2010-1

Supplement

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee ___________________________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________________________________________________________________

(name and address of assignee)

the within Series 2010-1 Note and all rights thereunder, and hereby irrevocably constitutes and appoints                             , attorney, to transfer said Series 2010-1 Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	*
Signature Guaranteed:

*	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

EXHIBIT B

to

Series 2010-1

Supplement

FORM OF LEASE PAYMENT DEFICIT NOTICE

[DATE]

The Bank of New York Mellon Trust Company, N.A., as Trustee

2 North LaSalle Street

Chicago, IL 60602

Attn: Corporate Trust Officer

Reference is made to the Series 2010-1 Supplement, dated as of March 9, 2010 (the “Series 2010-1 Supplement”), among CENTRE POINT FUNDING, LLC (“CPF”) and The Bank of New York Mellon Trust Company, N.A., as trustee (in such capacity, the “Trustee”), Series 2010-1 Agent and Securities Intermediary, to the Amended and Restated Base Indenture, dated as of March 9, 2010, between CPF and the Trustee. Capitalized terms used herein and not defined herein have the meanings set forth in the Series 2010-1 Supplement.

Pursuant to Section 4.3(c) of the Series 2010-1 Supplement, Budget Truck Rental LLC, in its capacity as Administrator under the Series 2010-1 Supplement and the Series 2010-1 Related Documents, hereby provides notice of a Series 2010-1 Lease Payment Deficit in the amount of $[                                    ].

BUDGET TRUCK RENTAL LLC

By:
Name:
Title:

EXHIBIT C

to

Series 2010-1

Supplement

FORM OF DEMAND NOTICE

[DATE]

[Insert Demand Note Issuer]

Ladies and Gentlemen:

Reference is made to the Series 2010-1 Supplement, dated as of March 9, 2010 (the “Series 2010-1 Supplement”), among CENTRE POINT FUNDING, LLC (“CPF”) and The Bank of New York Mellon Trust Company, N.A., as trustee (in such capacity, the “Trustee”), Series 2010-1 Agent and Securities Intermediary, to the Amended and Restated Base Indenture, dated as of March 9, 2010, between CPF and the Trustee. Capitalized terms used herein and not defined herein have the meanings set forth in the Series 2010-1 Supplement.

Pursuant to Section 4.5[(c)(iii)][(d)(ii)] of the Series 2010-1 Supplement, the Trustee under the Series 2010-1 Supplement hereby makes a demand for payment on the Series 2010-1 Demand Notes in the amount of $[            ].

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Name:
Title:

EXHIBIT D

to

Series 2010-1

Supplement

DEMAND NOTE

(Series 2010-1)

New York, New York
$[ ]	[ ], 20[ ]

FOR VALUE RECEIVED, the undersigned, Budget Rent A Car System, Inc., a Delaware corporation (the “Demand Note Issuer”), promises to pay to the order of CENTRE POINT FUNDING, LLC, a Delaware corporation, or its permitted assigns (“Holder”) on any date of demand (each, a “Demand Date”) the principal sum of $[            ].

Definitions. Capitalized terms used, but not defined, in this Demand Note shall have the respective meanings assigned to them in the Amended and Restated Base Indenture, dated as of March 9, 2010 (as may be amended, restated, supplemented or modified from time to time, exclusive of Series Supplements thereto creating a new Series of Notes, the “Base Indenture”), between CENTRE POINT FUNDING, LLC and The Bank of New York Mellon Trust Company, N.A., a national banking association, as trustee (in such capacity, the “Trustee”), as supplemented by the Series 2010-1 Supplement, dated as of March 9, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Series 2010-1 Supplement”), between CENTRE POINT FUNDING, LLC and The Bank of New York Mellon Trust Company, N.A., as Trustee, Series 2010-1 Agent and Securities Intermediary.

Principal. The outstanding principal balance (or any portion thereof) of this Demand Note shall be due and payable on each Demand Date to the extent demand is made therefor by Holder. No portion of the outstanding principal amount of this Demand Note may be voluntarily prepaid.

Calculation of Principal. The outstanding principal balance as of any day shall be the outstanding principal balance as of the beginning of such day, less any payments of principal credited to the Demand Note Issuer’s account on that day. The records of Holder with respect to amounts due and payments received hereunder shall be presumed to be correct evidence thereof.

Maturity Date. On the Demand Date on which payment of the remaining principal balance of this Demand Note is to be made, or such earlier date as payment of the indebtedness evidenced hereby shall be due, whether by mandatory prepayment, acceleration or otherwise (the “Maturity Date”), the entire outstanding principal balance of this Demand Note, together with any other sums then outstanding under this Demand Note, shall be due and payable.

Payments. All payments shall be made in lawful money of the United States of America by wire transfer in immediately available funds and shall be applied first to fees and costs, including collection costs, if any, next to principal. Payments shall be made to the account designated in the written demand for payment.

Collection Costs. The Demand Note Issuer agrees to pay all costs of collection of this Demand Note, including, without limitation, reasonable attorney’s fees, paralegal’s fees and other legal costs (including court costs) incurred in connection with consultation, arbitration and litigation

EXHIBIT D

to

Series 2010-1

Supplement

(including trial, appellate, administrative and bankruptcy proceedings) regardless of whether or not suit is brought, and all other costs and expenses incurred by Holder exercising its rights and remedies hereunder. Such costs of collection shall bear interest at the Default Rate (as defined below) until paid.

Default. (a) If the Demand Note Issuer shall fail to pay any principal or other amounts on the date of written demand for payment; provided that such demand is made prior to 2:00 p.m. (New York City time) on a Business Day, or on the next Business Day if written demand is made on or after 2:00 p.m. (New York City time) on a Business Day, or (b) upon the occurrence of an Event of Bankruptcy with respect to the Demand Note Issuer (each, an “Event of Default”), the entire outstanding principal balance of this Demand Note shall (x) in the case of an Event of Default under clause (a) above, at the option of Holder and without further notice (any notice of such event being hereby waived by the Demand Note Issuer), or (y) in the case of an Event of Default under clause (b) above, automatically without notice (any notice of any such event being waived by the Demand Note Issuer), become immediately due and payable and may be collected forthwith, and Holder may exercise any and all rights and remedies provided herein, in law or in equity.

Default Interest. After the Maturity Date or the occurrence of an Event of Default, the outstanding principal balance of this Demand Note and shall bear interest (the “Default Rate”) at the Series 2010-1 Note Rate plus two percent (2%) until paid in full, provided, however, in no event shall such rate exceed the highest rate permissible under applicable law.

Waivers. The Demand Note Issuer waives all applicable exemption rights and also waives valuation and appraisement, demand, presentment, protest and demand, and notice of protest, demand and dishonor, and nonpayment of this Demand Note, and agrees that Holder shall have the right, without notice, to grant any extension or extensions of time for payment of any of said indebtedness or any other indulgences or forbearances whatsoever.

No Waiver. No delay or omission on the part of Holder in exercising its rights under this Demand Note, or delay or omission on the part of Holder in exercising its rights hereunder, or course of conduct relating thereto, shall operate as a waiver of such rights or any other right of Holder, nor shall any waiver by Holder of any such right or rights on any one occasion be deemed a bar to, or waiver of, the same right or rights on any future occasion. Acceptance by Holder of any payment after its due date shall not be deemed a waiver of the right to require prompt payment when due of all other sums, and acceptance of any payment after Holder has declared the indebtedness evidenced by this Demand Note due and payable shall not cure any Event of Default or operate as a waiver of any right of Holder.

Modifications. No amendment, modification or waiver of, or consent with respect to, any provision of this Demand Note shall in any event be effective unless (a) the same shall be in writing and signed and delivered by each of Holder and the Demand Note Issuer, and (b) all consents required for such actions under the Base Indenture and the Series 2010-1 Related Documents shall have been received by the appropriate Persons.

EXHIBIT D

to

Series 2010-1

Supplement

Binding Effect. This Demand Note shall be binding upon the Demand Note Issuer and its successors and assigns, and shall inure to the benefit of Holder and its successors and assigns.

Governing Law. THIS DEMAND NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

No Negotiation. This Demand Note is not negotiable other than to the Trustee for the benefit of the Secured Parties under the Series 2010-1 Supplement. The parties intend that this Demand Note will be pledged by the initial Holder to the Trustee for the benefit of the Group II Secured Parties under the Series 2010-1 Supplement and the Demand Note Issuer consents and agrees thereto. Upon such pledge, this Demand Note shall be subject to all of the rights and remedies of the Trustee in the Base Indenture, the Series 2010-1 Supplement and the other Series 2010-1 Related Documents and payments hereunder shall be made only to said Trustee.

Reduction of Principal. The principal amount of this Demand Note may be reduced only in accordance with the provisions of the Series 2010-1 Supplement.

Acknowledgment. The Demand Note Issuer hereby acknowledges receipt of [cash/capital contribution] on the date of the issuance of this Demand Note in the principal amount of $[            ].

Captions. Paragraph captions used in this Demand Note are provided solely for convenience of reference only and shall not affect the meaning or interpretation of any provision of this Demand Note.

[Remainder of Page Intentionally Left Blank]

EXHIBIT D

to

Series 2010-1

Supplement

IN WITNESS WHEREOF, the undersigned has executed this Demand Note or caused this Demand Note to be duly executed by its officer thereunto duly authorized as of the day and year first above written.

BUDGET RENT A CAR SYSTEM, INC.

By:
Name:
Title:

ENDORSEMENT

Pay to the Order of                                                                               , without recourse

CENTRE POINT FUNDING, LLC

By:
Name:
Title:

EXHIBIT D

to

Series 2010-1

Supplement

PAYMENT GRID

Date	Principal Amount	Amount of Principal Payment	Outstanding Principal Balance	Notation Made By

EXHIBIT E

to

Series 2010-1

Supplement

FORM OF IRREVOCABLE SERIES 2010-1 LETTER OF CREDIT

No.[            ]

[            ], 20

The Bank of New York Mellon Trust Company, N.A., as Trustee

2 North LaSalle Street, 10th Floor

Chicago, Illinois 60602

Dear Sir or Madam:

The undersigned (“Series 2010-1 Letter of Credit Provider”) hereby establishes, at the request and for the account of Avis Budget Car Rental, LLC, a Delaware limited liability company (“ABCR”), pursuant to, and in accordance with, that certain [Credit Agreement], dated as of [                    ], 20            (as amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof, the “Credit Agreement”), among ABCR and the financial institutions party thereto (collectively, the “Series 2010-1 Letter of Credit Providers”), in accordance with the terms of such Credit Agreement (i) in your favor in respect of Lease Deficit Demands (as defined below), (ii) in your favor in respect of Unpaid Demand Note Demands (as defined below), (iii) in your favor in respect of Termination Demands (as defined below) and (iv) in your favor in respect of Termination Date Demands (as defined below), this Irrevocable Letter of Credit No. [            ], in an aggregate maximum amount of [            ] DOLLARS ($            ) (such amount, as the same may be reduced and reinstated from time to time as provided herein, being the “Letter of Credit Amount”), effective immediately and expiring at 4:00 p.m. (New York City time) at our office located at [            ] Attention: [            ], Telephone No.: [            ], Facsimile No.: [            ] or [            ] (or at any other office which may be designated by the Series 2010-1 Letter of Credit Provider by written notice delivered to you, being the “Series 2010-1 Letter of Credit Provider’s Office”) on the date (the “Expiration Date”) that is the earlier of (i) [                    ], 20            or such later date to which the term of this Series 2010-1 Letter of Credit is extended (or, if such date is not a Business Day, the immediately succeeding Business Day) (the “Scheduled Expiration Date”) and (ii) the date on which we receive written notice from you that the Series 2010-1 Letter of Credit Termination Date shall have occurred. You are the trustee under that certain Amended and Restated Base Indenture (as may be amended from time to time in accordance with its terms, the “Base Indenture”), dated as of March 9, 2010, between you, as Trustee (in such capacity, the “Trustee”) and CENTRE POINT FUNDING, LLC (“CPF”), as the same may be amended, supplemented or otherwise modified from time to time. “Series 2010-1 Supplement” means the Series 2010-1 Supplement to the Base Indenture, dated as of March 9, 2010, between CPF and you, as Trustee, Series 2010-1 Agent and Securities Intermediary, as the same may be amended, supplemented, restated or otherwise modified from time to time. Capitalized terms used herein and in the Annexes hereto and not otherwise defined herein shall have the meaning set forth in the Series 2010-1 Supplement and the Base Indenture.

Upon the earliest of (i) the date on which the Series 2010-1 Letter of Credit Provider honors a Termination Date Demand (defined below) presented hereunder, (ii) the date on which the Series 2010-1 Letter of Credit Provider receives written notice from you that this

Series 2010-1 Letter of Credit has been replaced by an alternate letter of credit and such alternate letter of credit has been received by you, (iii) the date on which the Series 2010-1 Letter of Credit Provider receives written notice from you in the form attached hereto as Annex F, and (iv) the Scheduled Expiration Date, this Series 2010-1 Letter of Credit shall automatically terminate and you shall surrender this Series 2010-1 Letter of Credit to the undersigned Series 2010-1 Letter of Credit Provider on such day; provided, however, that a failure to surrender this Series 2010-1 Letter of Credit following any such date will have no effect on such termination, and this Series 2010-1 Letter of Credit will be considered terminated notwithstanding any such failure to surrender.

The Series 2010-1 Letter of Credit Provider irrevocably authorizes you to draw on it, in accordance with the terms and conditions and subject to the reductions in amount as hereinafter set forth, (1) in one or more drawings by the Trustee pursuant to the Trustee’s written and completed certificate signed by the Trustee in the form of Annex A attached hereto (any such certificate being a “Lease Deficit Demand”), (2) in one or more drawings by the Trustee pursuant to the Trustee’s written and completed certificate signed by the Trustee in the form of Annex B attached hereto (any such certificate being an “Unpaid Demand Note Demand”), (3) in a single drawing by the Trustee pursuant to the Trustee’s written and completed certificate signed by the Trustee in the form of Annex C attached hereto (such certificate being a “Termination Demand”) and (4) in a single drawing by the Trustee pursuant to the Trustee’s written and completed certificate signed by the Trustee in the form of Annex D attached hereto (such certificate being a “Termination Date Demand”). All certificates in the form of Annexes A through D pursuant to the above are each referred to herein as a “Demand”.

All Demands are payable at sight on a Business Day in the amount equal to the amount set forth in such Demand, but not exceeding the Letter of Credit Amount, having a cover letter clearly marked “PAYMENT DEMAND-IMMEDIATE ACTION REQUIRED”, and shall be made by presentation of each cover letter and Demand dated the date of its presentation, by facsimile (at facsimile number [            ] or alternately to [            ], Attention: [            ], without further need of documentation, including the original of this Series 2010-1 Letter of Credit, it being understood that each Demand so submitted is to be the sole operative instrument of drawing. You shall use your best efforts to give telephonic notice of a drawing to the Series 2010-1 Letter of Credit Provider, Attention: [            ], (at: [            ] or alternately to [            ]) on the Business Day preceding the day of such drawing (but such notice shall not be a condition to drawing hereunder and you shall have no liability for not doing so).

In the event that there is more than one draw request payable on the same Business Day, the draw requests shall be honored in the following order: (1) Lease Deficit Demands; (2) Unpaid Demand Note Demands; (3) Termination Demands and (4) a Termination Date Demands; provided that in no event shall the Series 2010-1 Letter of Credit Provider be required to honor any draw request to the extent such draw request is in an amount greater than the Letter of Credit Amount at such time after giving effect to all other draw requests honored on such day. Upon the honoring of a Termination Date Demand in full, the Series 2010-1 Letter of Credit Provider shall have no obligation to honor any other draw request. Any payments made by the Series 2010-1 Letter of Credit Provider shall be paid from funds of the Series 2010-1 Letter of Credit Provider. “Business Day” means any day other than a Saturday, Sunday or other day on which banks are required or authorized by law to close in New York City, New York or

Chicago, Illinois. Upon the Series 2010-1 Letter of Credit Provider’s honoring any Demand presented hereunder, the Letter of Credit Amount shall automatically be decreased by an amount equal to the amount of said Demand paid by the Series 2010-1 Letter of Credit Provider to the Trustee. In addition to the foregoing reduction, upon the Series 2010-1 Letter of Credit Provider’s honoring any Termination Date Demand presented to it hereunder in full, the Letter of Credit Amount shall automatically be reduced to zero and this Series 2010-1 Letter of Credit shall be terminated.

The Letter of Credit Amount shall be automatically reinstated when and to the extent, but only when and to the extent, that (i) the Series 2010-1 Letter of Credit Provider is reimbursed by CPF, the Lessee or ABCR for any amount drawn hereunder as a Lease Deficit Demand or Unpaid Demand Note Demand, (ii) the Series 2010-1 Letter of Credit Provider receives written notice from ABCR in the form of Annex E hereto that the Letter of Credit Amount should be reinstated in an amount set forth therein (which shall equal the amount reimbursed pursuant to clause (i)) and that no Event of Bankruptcy (as defined in Annex E attached hereto) with respect to ABCR, BRAC or the Lessee has occurred and is continuing and (iii) this Series 2010-1 Letter of Credit has not been terminated in accordance with the terms hereof.

If the Series 2010-1 Letter of Credit Provider receives any Demand as herein provided on or prior to the Scheduled Expiration Date, all in conformity with the terms and conditions of this Series 2010-1 Letter of Credit, not later than 12:00 noon (New York City time) on a Business Day, the Series 2010-1 Letter of Credit Provider will make such funds available by 4:00 p.m. (New York City time) on the same Business Day in accordance with your payment instructions. If the Series 2010-1 Letter of Credit Provider receives any Demand as herein provided on or prior to the termination hereof, all in conformity with the terms and conditions of this Series 2010-1 Letter of Credit, after 12:00 noon (New York City time) on a Business Day, the Series 2010-1 Letter of Credit Provider will make the funds available by 12:00 noon (New York City time) on the next succeeding Business Day in accordance with your payment instructions. If you so request the Series 2010-1 Letter of Credit Provider, payment under this Series 2010-1 Letter of Credit may be made by wire transfer of Federal Reserve Bank of New York funds to your account in a bank on the Federal Reserve wire system or by deposit of same day funds into a designated account.

For purposes of the certificates to be delivered by you in the form attached hereto as Annexes A, B and D: “Pro Rata Share” means, with respect to any Series 2010-1 Letter of Credit Provider as of any date, the fraction (expressed as a percentage) obtained by dividing (A) such Series 2010-1 Letter of Credit Provider’s Letter of Credit Amount as of such date by (B) an amount equal to the aggregate amount of the Letter of Credit Amounts of all the Series 2010-1 Letter of Credit Providers under their respective Series 2010-1 Letters of Credit as of such date; provided, that only for purposes of calculating the Pro Rata Share with respect to any Series 2010-1 Letter of Credit Provider as of any date, if such Series 2010-1 Letter of Credit Provider has not complied with its obligation to pay the Trustee the amount of any Lease Deficit Demand, Unpaid Demand Note Demand, Termination Demand or Termination Date Demand (as defined in the related Series 2010-1 Letter of Credit) made prior to such date, such Series 2010-1 Letter of Credit Provider’s Letter of Credit Amount, as of such date shall be treated as reduced (for calculation purposes only) by the amount of such unpaid Lease Deficit Demand, Unpaid Demand

Note Demand, Termination Demand or Termination Date Demand, as the case may be, and shall not be reinstated for purposes of such calculation unless and until the date as of which such Series 2010-1 Letter of Credit Provider has paid such amount to the Trustee and been reimbursed by CPF, the Lessee or ABCR, as the case may be, for such amount (provided that the foregoing calculation shall not in any manner reduce the undersigned’s actual liability in respect of any failure to pay any Lease Deficit Demand, Unpaid Demand Note Demand, Termination Demand or Termination Date Demand).

This Series 2010-1 Letter of Credit is transferable in its entirety to any transferee(s) who you certify to the Series 2010-1 Letter of Credit Provider has succeeded you, as Trustee, and may be successively transferred. Transfer of this Series 2010-1 Letter of Credit to such transferee shall be effected by the presentation to the Series 2010-1 Letter of Credit Provider of this Series 2010-1 Letter of Credit accompanied by a transfer request in the form of Annex G attached hereto. Transfers to designated foreign nationals and /or specially designated nationals are not permitted as being contrary to the U.S. Treasury Department or Foreign Assets Control Regulations. Upon our endorsement of such transfer, the transferee instead of the transferor shall, without necessity of further action, be entitled to all the benefits of and rights under this Letter of Credit in the transferor’s place; provided that, in such case, any certificates of the Trustee to be provided hereunder shall be signed by one who states therein that he is a duly authorized officer or agent of the transferee.

This Series 2010-1 Letter of Credit sets forth in full the undertaking of the Series 2010-1 Letter of Credit Provider, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein, except only the certificates referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such certificates. In furtherance of the foregoing, with regard to any conflict between the terms hereof and those contained in the Credit Agreement, the terms hereof shall govern.

On the Business Day immediately following any Business Day on which the Series 2010-1 Invested Amount shall have been reduced (each a “Decrease Day”), the Letter of Credit Amount may be reduced upon prior written notice (which may be by facsimile transmission with telephone confirmation of receipt at such numbers as herein provided) delivered to the Series 2010-1 Letter of Credit Provider on or before such Decrease Day purportedly signed by the Administrator by an amount (which will be expressed in United States Dollars in such notice) set forth in such notice equal to the lesser of the Pro Rata Share of (1) the excess, if any, of the Series 2010-1 Enhancement Amount over the Series 2010-1 Required Enhancement Amount and (2) the excess, if any, of the Series 2010-1 Liquidity Amount over the Series 2010-1 Required Liquidity Amount, in the case of (1) and (2) calculated as of such Decrease Day after giving effect to all payments of principal on such Decrease Day with respect to the Series 2010-1 Notes.

Making a non-complying drawing, withdrawing a drawing or failing to make any drawing does not waive or otherwise prejudice the right to make another timely drawing or a timely redrawing. Article 41 of the Uniform Customs (as defined below) shall not apply to this Series 2010-1 Letter of Credit.

Except as expressly stated herein, this Series 2010-1 Letter of Credit is subject to the International Standby Practice, ICC Publication No. 590 (the “ISP98”), except as otherwise provided above. If this Letter of Credit expires during an interruption of business caused by an act of God, riot, civil commotion, insurrection, war or other cause beyond the bank’s control, or by any strike or lockout, we agree to effect payment under this Letter of Credit, if a drawing which conforms to the terms and conditions of this Letter of Credit is made within twenty (20) days after the resumption of business, and, as to matters not covered by the ISP98, shall be governed by the law of the State of New York, including the Uniform Commercial Code as in effect in the State of New York.

Communications with respect to this Series 2010-1 Letter of Credit shall be addressed to us at [            ], Attention: [            ], specifically referring to the number of this Letter of Credit. For telephone assistance, please contact [            ] at [            ], and have this Letter of Credit number available.

Very truly yours,

[Series 2010-1 Letter of Credit Provider]

By:
Name:
Title:

ANNEX A

CERTIFICATE OF LEASE DEFICIT DEMAND

[Series 2010-1 Letter of Credit Provider]

Facsimile number [            ]

Alternately to [            ]

Attention: [            ]

Certificate of Lease Deficit Demand under the Irrevocable Letter of Credit No. [            ] (the “Series 2010-1 Letter of Credit”; the terms defined therein and not otherwise defined herein being used herein as therein defined or incorporated), dated [            ], 20    , issued by [            ], as the Series 2010-1 Letter of Credit Provider, in favor of The Bank of New York Mellon Trust Company, N.A., as trustee (in such capacity, the “Trustee”), under that certain Amended and Restated Base Indenture (as may be amended from time to time in accordance with its terms, the “Base Indenture”), dated as of March 9, 2010, between the Trustee and Centre Point Funding, LLC (“CPF”), as supplemented by that certain Series 2010-1 Supplement thereto (the “Series 2010-1 Supplement” and, together with the Base Indenture, the “Indenture”), dated as of March 9, 2010, among CPF, the Trustee and The Bank of New York Mellon Trust Company, N.A., as Series 2010-1 Agent and Securities Intermediary.

The undersigned, a duly authorized officer of the Trustee, hereby certifies to the Series 2010-1 Letter of Credit Provider as follows:

1. [                            ] is the Trustee under the Indenture.

2. [The Trustee is making a drawing under the Series 2010-1 Letter of Credit as required by Section 4.3(d) of the Series 2010-1 Supplement in an amount equal to $            (the “Interest Lease Deficit Disbursement”), which amount is equal to the lesser of (A) the product of (i) the Series 2010-1 Letter of Credit Provider’s Pro Rata Share as of the date hereof and (ii) the least of (x) the Series 2010-1 Lease Interest Payment Deficit on the related Distribution Date, (y) the excess, if any, of the sum of (1) the Series 2010-1 Monthly Interest for the Series 2010-1 Interest Period ending on the day preceding the related Distribution Date, (2) any unpaid Series 2010-1 Shortfall as of the preceding Distribution Date (together with any accrued interest on such Series 2010-1 Shortfall) and (3) during the Series 2010-1 Rapid Amortization Period, the Series 2010-1 Trustee Fees, the Series 2010-1 Disposition Agent Fees and the Series 2010-1 Back-up Administration Fees for such Distribution Date over the amounts available from the Series 2010-1 Accrued Interest Account plus the amount withdrawn to pay such amounts from the Series 2010-1 Reserve Account on prior to such Distribution Date and (z) the Series 2010-1 Letter of Credit Liquidity Amount and (B) the Letter of Credit Amount as in effect on the date of this certificate.] [The Trustee is making a drawing under the Series 2010-1 Letter of Credit as required by Section 4.5(c)(ii) of the Series 2010-1 Supplement in an amount equal to $            (the “Principal Lease Deficit Disbursement”), which amount is equal to the lesser of (A) the product of (i) the Series 2010-1 Letter of Credit Provider’s Pro Rata Share as of the date hereof and (ii) the lesser of (x) the amount by which the Series 2010-1 Lease Principal Payment Deficit on the related Distribution Date exceeds the amount to be deposited in

Annex A

the Series 2010-1 Distribution Account in accordance with Section 4.5(c)(i) and (y) the Series 2010-1 Letter of Credit Liquidity Amount and (B) the Letter of Credit Amount as in effect on the date of this certificate.] The “Lease Deficit Disbursement” on any day shall be the sum of the Interest Lease Deficit Disbursement, if any, and the Principal Lease Deficit Disbursement, if any.

3. Concurrently with the draw being demanded hereby, the undersigned is making a draw under each of the other Series 2010-1 Letters of Credit in an amount equal to the related other Series 2010-1 Letter of Credit Providers’ Pro Rata Share of the amount to be drawn on the Series 2010-1 Letters of Credit pursuant to Section 4.3(d) and/or 4.5(c)(ii) of the Series 2010-1 Supplement on the date hereof.

4. The Series 2010-1 Lease Payment Deficit is attributable to the Lessee’s failure to pay amounts due under the Leases.

5. You are requested to deliver an amount equal to the Lease Deficit Disbursement pursuant to the following instructions:

[Insert payment instructions for wire to the

Trustee and payment date]

6. The Trustee acknowledges that, pursuant to the terms of the Series 2010-1 Letter of Credit, upon the Series 2010-1 Letter of Credit Provider’s honoring in full the draw amount set forth in this certificate, the Letter of Credit Amount shall be automatically reduced by an amount equal to the amount paid by the Series 2010-1 Letter of Credit Provider in respect of such draw.

IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate on this                     day of             ,             .

[ ], as Trustee

By:
Name:
Title:

ANNEX B

CERTIFICATE OF UNPAID DEMAND NOTE DEMAND

[Series 2010-1 Letter of Credit Provider]

Facsimile number [            ]

Alternately to [            ]

Attention: [            ]

Certificate of Unpaid Demand Note Demand under the Irrevocable Letter of Credit No. [            ] (the “Series 2010-1 Letter of Credit”; the terms defined therein and not otherwise defined herein being used herein as therein defined or incorporated), dated [            ], 20    , issued by [            ], as the Series 2010-1 Letter of Credit Provider, in favor of The Bank of New York Mellon Trust Company, N.A., as trustee (in such capacity, the “Trustee”), under that certain Amended and Restated Base Indenture (as may be amended from time to time in accordance with its terms, the “Base Indenture”), dated as of March 9, 2010, between the Trustee and Centre Point Funding, LLC (“CPF”), as supplemented by that certain Series 2010-1 Supplement thereto (the “Series 2010-1 Supplement” and, together with the Base Indenture, the “Indenture”), dated as of March 9, 2010, among CPF, the Trustee and The Bank of New York Mellon Trust Company, N.A., as Series 2010-1 Agent and Securities Intermediary.

The undersigned, a duly authorized officer of the Trustee, hereby certifies to the Series 2010-1 Letter of Credit Provider as follows:

1. [        ] is the Trustee under the Indenture.

2. The Trustee is making a drawing under the Series 2010-1 Letter of Credit as required by Section [4.5(c)(iv)] [4.5(d)(iii)] of the Series 2010-1 Supplement in an amount equal to $            (the “Unpaid Demand Note Disbursement”), which amount is equal to the lesser of (i) the product of the Series 2010-1 Letter of Credit Provider’s Pro Rata Share as of the date hereof and the Series 2010-1 Unpaid Demand Amount and (ii) the Letter of Credit Amount as in effect on the date of this certificate.

3. Concurrently with the draw being demanded hereby, the undersigned is making a draw under each of the other Series 2010-1 Letters of Credit in an amount equal to the related other Series 2010-1 Letter of Credit Providers’ Pro Rata Share of the Series 2010-1 Unpaid Demand Amount.

4. You are requested to deliver an amount equal to the Unpaid Demand Note Disbursement pursuant to the following instructions:

[Insert payment instructions for wire to the

Trustee and payment date]

5. The Trustee acknowledges that, pursuant to the terms of the Series 2010-1 Letter of Credit, upon the Series 2010-1 Letter of Credit Provider’s honoring in full the draw amount set forth in this certificate, the Letter of Credit Amount shall be automatically reduced by

Annex B

an amount equal to the amount paid by the Series 2010-1 Letter of Credit Provider in respect of such draw.

IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate on this                     day of             ,             .

[ ], as Trustee

By:
Name:
Title:

ANNEX C

CERTIFICATE OF TERMINATION DEMAND

[Series 2010-1 Letter of Credit Provider]

Facsimile number [            ]

Alternately to [            ]

Attention: [            ]

Certificate of Termination Demand under the Irrevocable Letter of Credit No. [            ] (the “Series 2010-1 Letter of Credit”; the terms defined therein and not otherwise defined herein being used herein as therein defined or incorporated), dated [            ], 20    , issued by [            ], as the Series 2010-1 Letter of Credit Provider, in favor of The Bank of New York Mellon Trust Company, N.A., as trustee (in such capacity, the “Trustee”), under that certain Amended and Restated Base Indenture (as may be amended from time to time in accordance with its terms, the “Base Indenture”), dated as of March 9, 2010, between the Trustee and Centre Point Funding, LLC (“CPF”), as supplemented by that certain Series 2010-1 Supplement thereto (the “Series 2010-1 Supplement” and, together with the Base Indenture, the “Indenture”), dated as of March 9, 2010, among CPF, the Trustee and The Bank of New York Mellon Trust Company, N.A., as Series 2010-1 Agent and Securities Intermediary.

The undersigned, a duly authorized officer of the Trustee, hereby certifies to the Series 2010-1 Letter of Credit Provider as follows:

1. [             ] is the Trustee under the Indenture.

2. The Trustee is making a drawing under the Series 2010-1 Letter of Credit as required by Section 4.8[(b)] [(c)] of the Series 2010-1 Supplement in an amount equal to $            (the “Termination Disbursement”), which amount is equal to the lesser of (i) the Pro Rata Share of the greater of (A) the excess, if any, of the Series 2010-1 Required Enhancement Amount over the Series 2010-1 Enhancement Amount, excluding the Letter of Credit Amount as in effect on the date of this certificate and (B) the excess, if any, of the Series 2010-1 Required Liquidity Amount over the Series 2010-1 Liquidity Amount, excluding the Letter of Credit Amount on the date of this certificate and (ii) the Letter of Credit Amount as in effect on the date of this certificate.

3. You are requested to deliver an amount equal to the Termination Disbursement pursuant to the following instructions:

[Insert payment instructions for wire to the

Trustee and payment date]

4. The Trustee acknowledges that, pursuant to the terms of the Series 2010-1 Letter of Credit, upon the Series 2010-1 Letter of Credit Provider’s honoring in full the draw amount set forth in this certificate, the Letter of Credit Amount shall be automatically reduced by an amount equal to the amount paid by the Series 2010-1 Letter of Credit in respect of such draw.

Annex C

IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate on this             day of             ,             .

[ ], as Trustee

By:
Name:
Title:

ANNEX D

CERTIFICATE OF TERMINATION DATE DEMAND

[Series 2010-1 Letter of Credit Provider]

Facsimile number [            ]

Alternately to [            ]

Attention: [            ]

Certificate of Termination Date Demand under the Irrevocable Letter of Credit No. [            ] (the “Series 2010-1 Letter of Credit”; the terms defined therein and not otherwise defined herein being used herein as therein defined or incorporated), dated [            ], 20    , issued by [            ], as the Series 2010-1 Letter of Credit Provider, in favor of The Bank of New York Mellon Trust Company, N.A., as trustee (in such capacity, the “Trustee”), under that certain Amended and Restated Base Indenture (as may be amended from time to time in accordance with its terms, the “Base Indenture”), dated as of March 9, 2010, between the Trustee and Centre Point Funding, LLC (“CPF”), as supplemented by that certain Series 2010-1 Supplement thereto (the “Series 2010-1 Supplement” and, together with the Base Indenture, the “Indenture”), dated as of March 9, 2010, among CPF, the Trustee and The Bank of New York Mellon Trust Company, N.A., as Series 2010-1 Agent and Securities Intermediary.

The undersigned, a duly authorized officer of the Trustee, hereby certifies to the Series 2010-1 Letter of Credit Provider as follows:

1. [         ] is the Trustee under the Indenture.

2. The Trustee is making a drawing under the Series 2010-1 Letter of Credit as required by Section 4.8(j) of the Series 2010-1 Supplement in an amount equal to $            (the “Termination Date Disbursement”), which amount is equal to the lesser of (A) the product of (i) the Series 2010-1 Letter of Credit Provider’s Pro Rata Share as of the date hereof and (ii) the lesser of (x) the excess of the Series 2010-1 Demand Note Payment Amount over the Series 2010-1 Available Reserve Account Amount (prior to giving effect to any transfer to the Series 2010-1 Cash Collateral Account pursuant to Section 4.7(e) of the Series 2010-1 Supplement) and (y) the Series 2010-1 Letter of Credit Liquidity Amount and (B) the Letter of Credit Amount as in effect on the date of this certificate.

3. Concurrently with the draw being demanded hereby, the undersigned is making a draw under each of the other Series 2010-1 Letters of Credit in an amount equal to the related other Series 2010-1 Letter of Credit Providers’ Pro Rata Share of the lesser of (x) the excess of the Series 2010-1 Demand Note Payment Amount over the Series 2010-1 Available Reserve Account Amount (prior to giving effect to any transfer to the Series 2010-1 Cash Collateral Account pursuant to Section 4.7(e) of the Series 2010-1 Supplement) and (y) the Series 2010-1 Letter of Credit Liquidity Amount.

4. You are requested to deliver an amount equal to the Termination Date Disbursement pursuant to the following instructions:

Annex D

[Insert payment instructions for wire to the

Trustee and payment date]

5. The Trustee acknowledges that, pursuant to the terms of the Series 2010-1 Letter of Credit, upon the Series 2010-1 Letter of Credit Provider’s honoring in full the draw amount set forth in this certificate, the Letter of Credit Amount shall be automatically reduced to zero and the Series 2010-1 Letter of Credit shall terminate and be immediately returned to the Series 2010-1 Letter of Credit Provider.

IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate on this                     day of             ,             .

[ ], as Trustee

By:
Name:
Title:

ANNEX E

CERTIFICATE OF REINSTATEMENT OF LETTER OF CREDIT AMOUNT

[Series 2010-1 Letter of Credit Provider]

Facsimile number [            ]

Alternately to [            ]

Attention: [            ]

Certificate of Reinstatement of Letter of Credit Amount under the Irrevocable Letter of Credit No. [            ] (the “Series 2010-1 Letter of Credit”; the terms defined therein and not otherwise defined herein being used herein as therein defined or incorporated), dated [            ], 20    , issued by [            ], as the Series 2010-1 Letter of Credit Provider, in favor of The Bank of New York Mellon Trust Company, N.A., as trustee (in such capacity, the “Trustee”), under that certain Amended and Restated Base Indenture (as may be amended from time to time in accordance with its terms, the “Base Indenture”), dated as of March 9, 2010, between the Trustee and Centre Point Funding, LLC (“CPF”), as supplemented by that certain Series 2010-1 Supplement thereto (the “Series 2010-1 Supplement” and, together with the Base Indenture, the “Indenture”), dated as of March 9, 2010, among CPF, the Trustee and The Bank of New York Mellon Trust Company, N.A., as Series 2010-1 Agent and Securities Intermediary.

The undersigned, a duly authorized officer of Avis Budget Car Rental, LLC (“ABCR”), hereby certifies to the Series 2010-1 Letter of Credit Provider as follows:

1. As of the date of this certificate, the Series 2010-1 Letter of Credit Provider has been reimbursed by [            ] in the amount of $[            ] (the “Reimbursement Amount”) in respect of the [Lease Deficit Demand] [Unpaid Demand Note Demand] made on             , 20    .

2. ABCR hereby notifies you that, pursuant to the terms and conditions of the Series 2010-1 Letter of Credit, the Letter of Credit Amount of the Series 2010-1 Letter of Credit Provider is hereby reinstated in the amount of $[            ] (the “Reinstatement Amount”) [NOT TO EXCEED REIMBURSEMENT AMOUNT] so that the Letter of Credit Amount of the Series 2010-1 Letter of Credit Provider after taking into account such reinstatement is in an amount equal to $[            ] [NOT TO EXCEED MAXIMUM AMOUNT OF LETTER OF CREDIT PRIOR TO DRAWING].

3. As of the date of this Certificate, no Event of Bankruptcy with respect to ABCR, BRAC or the Lessee has occurred and is continuing. “Event of Bankruptcy”, with respect to the Lessee, ABCR or BRAC, means (a) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or any substantial part of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or (b) such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors; or (c) the board of directors of such Person (if such Person is a corporation or similar entity) shall vote to implement any of the actions set forth in clause (b) above.

IN WITNESS WHEREOF, ABCR has executed and delivered this certificate on this             day of             ,             .

AVIS BUDGET CAR RENTAL, LLC

By:

Name:
Title:

Acknowledged and Agreed:

The undersigned hereby acknowledges receipt of the Reimbursement Amount (as defined above) in the amount set forth above and agrees for the benefit of the Trustee that the undersigned’s Letter of Credit Amount is in an amount equal to $            as of the date hereof after taking into account the reinstatement of the undersigned’s Letter of Credit Amount by an amount equal to the Reinstatement Amount.

[Series 2010-1 Letter of Credit Provider]

By:
Name:
Title:

ANNEX F

CERTIFICATE OF TERMINATION

[Series 2010-1 Letter of Credit Provider]

Facsimile number [            ]

Alternately to [            ]

Attention: [            ]

Certificate of Termination of Letter of Credit Amount under the Irrevocable Letter of Credit No. [            ] (the “Series 2010-1 Letter of Credit”; the terms defined therein and not otherwise defined herein being used herein as therein defined or incorporated), dated [            ], 20    , issued by [            ], as the Series 2010-1 Letter of Credit Provider, in favor of The Bank of New York Mellon Trust Company, N.A., as trustee (in such capacity, the “Trustee”), under that certain Amended and Restated Base Indenture (as may be amended from time to time in accordance with its terms, the “Base Indenture”), dated as of March 9, 2010, between the Trustee and Centre Point Funding, LLC (“CPF”), as supplemented by that certain Series 2010-1 Supplement thereto (the “Series 2010-1 Supplement” and, together with the Base Indenture, the “Indenture”), dated as of March 9, 2010, among CPF, the Trustee and The Bank of New York Mellon Trust Company, N.A., as Series 2010-1 Agent and Securities Intermediary.

The undersigned, duly authorized officer of the Trustee, hereby certifies to the Series 2010-1 Letter of Credit Provider as follows:

1.	[ ] is the Trustee under the Indenture.

2.	As of the date of this certificate, the Series 2010-1 Letter of Credit Termination Date has occurred under the Series 2010-1 Supplement.

3.	The Trustee hereby notifies the Series 2010-1 Letter of Credit Provider that as a result of the occurrence of the Series 2010-1 Letter of Credit Termination Date, the undersigned is returning the Series 2010-1 Letter of Credit Provider’s Series 2010-1 Letter of Credit to the Series 2010-1 Letter of Credit Provider.

Annex F

IN WITNESS WHEREOF, a duly authorized officer of the Trustee has executed and delivered this certificate on behalf of the Trustee on this             day of                     .

[ ],
as Trustee

By:
Name:
Title:

ANNEX G

REQUEST TO TRANSFER

[Series 2010-1 Letter of Credit Provider]	Date:
[Address]

Attn: [            ]

Re: [Series 2010-1 Letter of Credit Provider] Irrevocable Standby Letter of Credit No. [            ] dated [            ], 20

We, the undersigned “Transferor”, hereby irrevocably transfer all of our rights to draw under the above referenced Letter of Credit (“Credit”) in its entirety to:

NAME OF TRANSFEREE
(Print Name and complete address of the Transferee) “Transferee”
ADDRESS OF TRANSFEREE

CITY, STATE/COUNTRY ZIP

In accordance with ISP98, Rule 6, regarding transfer of drawing rights, all rights of the undersigned Transferor in such Credit are transferred to the Transferee, who shall have the sole rights as beneficiary thereof, including sole rights relating to any amendments whether increases or extensions or other amendments and whether now existing or hereafter made. All amendments are to be advised directly to the Transferee without necessity of any consent of or notice to the undersigned Transferor.

The original Credit, including amendments to this date, is attached and the undersigned Transferor requests that you endorse an acknowledgment of this transfer on the reverse thereof. The undersigned Transferor requests that you notify the Transferee of this Credit in such form and manner as you deem appropriate, and the terms and conditions of the Credit as transferred. The undersigned Transferor acknowledges that you incur no obligation hereunder and that the transfer shall not be effective until you have expressly consented to effect the transfer by notice to the Transferee.

If you agree to these instructions, please advise the Transferee of the terms and conditions of this transferred Credit and these instructions.

Payment of transfer fee of U.S $            is for the account of the Applicant who agrees to pay you on demand any expense or cost you may incur in connection with the transfer. Receipt of such shall not constitute consent by you to effect the transfer.

Transferor represents and warrants to Transferring Bank that (i) our execution, delivery, and performance of this request to Transfer (a) are within our powers (b) have been duly authorized (c) constitute our legal, valid, binding and enforceable obligation (d) do not contravene any charter provision, by-law, resolution, contract, or other undertaking binding on or affecting us or any of our properties (e) do not require any notice, filing or other action to, with, or by any governmental authority (f) the enclosed Credit is original and complete, (g) there is no outstanding demand or request for payment or transfer under the Credit affecting the rights to be transferred, (h) the Transferee’s name and address are correct and complete and the Transferee’s use of the Credit as transferred and the transactions underlying the Credit and the requested Transfer do not violate any applicable United States or other law, rule or regulation.

The Effective Date shall be the date hereafter on which Transferring Bank effects the requested transfer by acknowledging this request and giving notice thereof to Transferee.

WE WAIVE ANY RIGHT TO TRIAL BY JURY THAT WE MAY HAVE IN ANY ACTION OR PROCEEDING RELATING TO OR ARISING OUT OF THIS TRANSFER.

This Request is made subject to ISP98 and is subject to and shall be governed by the laws of the State of New York, without regard to principles of conflict of laws.

(Signature Page Follows)

Sincerely yours,

SIGNATURE GUARANTEED
(Print Name of Transferor)	Signature(s) with title(s) conform(s) with that/those on file with us for this individual, entity or company and signer(s)
is/are authorized to execute this agreement. We attest that
(Transferor’s Authorized Signature)	the individual, company or entity has been identified by us in compliance with USA PATRIOT Act procedures of our
bank.
(Print Authorized Signers Name and Title)
(Print Name of Bank)

(Telephone Number/Fax Number)	(Address of Bank)

(City, State, Zip Code)

(Print Name and Title of Authorized Signer)

(Authorized Signature)

(Telephone Number)

(Date)

Acknowledged:

SIGNATURE GUARANTEED
(Print Name of Transferee)	Signature(s) with title(s) conform(s) with that/those on file with us for this individual, entity or company and signer(s)
is/are authorized to execute this agreement. We attest that
(Transferee’s Authorized Signature)	the individual, company or entity has been identified by us in compliance with USA PATRIOT Act procedures of our
bank.
(Print Authorized Signers Name and Title)
(Print Name of Bank)

(Telephone Number/Fax Number)	(Address of Bank)

(City, State, Zip Code)

(Print Name and Title of Authorized Signer)

(Authorized Signature)

(Telephone Number)

(Date)

EXHIBIT F

to

Series 2010-1

Supplement

Form of Monthly Noteholders Statement

[ATTACHED]